SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)

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THE TAX-EXEMPT MONEY FUND OF AMERICA
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Important Proxy Materials

PLEASE CAST YOUR VOTE NOW

The Tax-Exempt Money Fund of America
333 South Hope Street

Los Angeles, CA 90071

April 23, 2009

Dear Shareholder:

I am writing to let you know that a special meeting of the shareholders of The Tax-Exempt Money Fund of America (the “Fund”) will be held on June 15, 2009.  The purpose of the meeting is to vote on important proposals that are part of a plan to reorganize the Fund which is designed to address evolving market conditions, streamline fund management and manage Fund expenses over time.  The details of the proxy proposals are presented below and in the attached Proxy Statement, which we invite you to review closely.

In addition to electing Trustees of the Fund, the proposals include:

•
Approving the conversion of the Fund from a money market fund that seeks to preserve a net asset value of $1.00 per share to a short-term tax-exempt bond fund with a net asset value per share that may fluctuate (upon implementation of this change the name of the Fund would be changed to American Funds Short-Term Tax-Exempt Bond Fund);

•	Approving the reorganization of the Fund from a Massachusetts business trust to a Delaware statutory trust; and

•	Approving amendments to the Fund’s fundamental investment policies.

The Trustees of the Fund have carefully reviewed these proposals and have determined that they are in the best interest of the Fund and you, the shareholders, and recommend that you vote “FOR” each of the proposals presented in the Proxy Statement. We expect these changes to benefit the Fund by providing additional flexibility for the Fund to react to market changes.  Additionally, we anticipate that the change to a Delaware statutory trust and a new slate of fundamental investment policies will simplify administration and oversight of the Fund.  If the Fund’s shareholders do not approve the contemplated conversion of the Fund, the Board of Trustees and the Fund’s investment adviser will have to consider other strategic alternatives, including liquidating the Fund.

Enclosed you will find various materials, including a Proxy Statement and proxy ballot, for this special meeting.  The materials provide you with detailed information about the proposals.  The Board of Trustees of the Fund urges you to vote in favor of all these proposals.

Every vote counts!  We urge you to vote as soon as possible.  Your vote is important, regardless of the number of shares you own.  You are entitled to one vote per share and a proportionate fractional vote for each fractional share that you own of the Fund on the record date (April 17, 2009).

To cast your vote, simply complete the proxy card enclosed in this package.  Be sure to sign the card before mailing it in the postage paid envelope included in this package.  You may also vote your shares by telephone or through the Internet.  If you have questions, please call us, toll free, at 800/421-0180.  We’ll be glad to help you get your vote in quickly.  Thank you for your participation in this important initiative.

Sincerely,

/s/ Paul G. Haaga

Paul G. Haaga
Vice Chairman of the Board

Important information to help you understand and vote on the proposal

Please read the full text of the Proxy Statement.  Below is a brief overview of the proposals to be voted upon.  Your vote is important.

Why am I being asked to vote?

You are, or were as of the record date, a shareholder of the Fund.  Each of the proposals requires the approval of shareholders of the Fund.  The Board of Trustees of the Fund has approved these proposals and recommends that you vote “FOR” each of them.

What am I being asked to vote on?

You are being asked to vote on proposals to:

(1)
Elect Trustees of the Fund.  The Investment Company Act of 1940, as amended (the “1940 Act”), requires that, at any time, at least two-thirds of the Fund’s Trustees be elected by its shareholders.  Without approval of shareholders we cannot currently add any new Trustees to the Fund’s Board.

(2)
Approve the conversion of the Fund from a money market fund that seeks to preserve a net asset value of $1.00 per share to a short-term tax-exempt bond fund with a net asset value per share that may fluctuate (the “Conversion”).  Upon the implementation of this change, the Fund would change its name to American Funds Short-Term Tax-Exempt Bond Fund (the “DE Trust”).  This change will allow the Fund more flexibility in its investment strategy in responding to market conditions.

(3)
Approve the reorganization (the “Reorganization”) of the Fund from a Massachusetts business trust to a Delaware statutory trust pursuant to an Agreement and Plan of Reorganization (the “Plan of Reorganization”).  We believe that there are many advantages of a Delaware statutory trust over a Massachusetts business trust that will benefit shareholders in the long run, including flexibility to react to market conditions and certainty about the limitation of liability for shareholders.

(4)
Approve amendments to the Fund’s fundamental investment policies.  The proposed slate of fundamental investment policies is intended to provide the Fund flexibility to react to market conditions and simplify compliance monitoring.

(5)
Approve the elimination of certain of the Fund’s fundamental investment policies.  The Fund currently has fundamental policies that are not required by law or are more restrictive than the law requires.  These changes, along with the proposal in number 4 above, are intended to provide the Fund flexibility and simplify compliance monitoring.

Has the Fund’s Board of Trustees approved the proposals?

Yes.  The Board of Trustees of the Fund has approved each of the proposals and recommends that you vote to approve all of them.

What are the reasons for and advantages of the proposals?

The proposals are intended to give the Fund flexibility to adapt to changing market conditions, streamline administration of the Fund and simplify compliance monitoring.  These changes are intended to manage costs for the Fund in the long run.

How do the expense structures of the funds compare?

Upon the Conversion and Reorganization of the Fund, the DE Trust will have an investment advisory and services agreement with CRMC that is substantially the same as the agreement the Fund has with CRMC.  The investment advisory fee for the DE Trust will contain the same fees and breakpoints as the Fund’s current investment advisory fee.  We expect that the current expense ratio of the Fund and the DE Trust will be similar.  The DE Trust will implement a sales charge on new purchases of its class A shares, consistent with other similar American Funds; however, this sales charge will not apply to the exchange of shares pursuant to the Plan of Reorganization.

Consistent with the American Funds taxable short-term bond fund (Short-Term Bond Fund of America), the initial sales charge on class A shares of the DE Trust will be 2.50% and will be reduced for purchases of $500,000 or more and eliminated for purchases of $1 million or more.  This sales charge will be applicable to all future purchases of class A shares of the DE Trust, including purchases made pursuant to automatic investment plans.

Will the amount of my investment in the DE Trust be the same as my investment in the Fund?

Yes.  Upon completion of the Conversion and Reorganization you will hold shares of the DE Trust with the same aggregate value as you held in the Fund.  However, pursuant to the Plan of Reorganization, the number of shares that you hold will be reduced as you will receive 1 share of the DE Trust (or fractional share thereof) for every 10 shares of the Fund (or fractional shares thereof) that you hold.  This will allow shares of the DE Trust to have an initial net asset value of $10.00 per share.  It is important to note that after the Conversion and Reorganization are completed, the net asset value of the shares of the DE Trust will be calculated each day that the New York Stock Exchange is open for trading and may fluctuate.

Will the investment manager to the DE Trust be the same as it was for the Fund?

Yes.  CRMC will be the investment adviser to the DE Trust.

Is the Reorganization considered a taxable event for federal income tax purposes?

No. Typically the exchange of shares in a fund reorganization to change its state and form of organization does not result in a gain or loss for federal or state income tax purposes.

What will be the effect of the Conversion on my investment or future investments in the Fund?

The DE Trust will not be a money market fund and will have a net asset value per share that may fluctuate.  This means that shareholders of the DE Trust, even those that currently use the Fund for a cash management tool between investments in other mutual funds, could lose money while it is invested in the DE Trust.

Will my investment be covered by the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds after the Reorganization and Conversion?

No.  Because the DE Trust will no longer be a money market fund that seeks to preserve a stable net asset value per share it will no longer be eligible to participate in the program.

What if there are not enough votes of shareholders of the Fund to approve the Conversion?

If there are not sufficient votes to approve the Fund’s Conversion proposal by the time of your shareholder meeting (June 15, 2009), the meeting may be adjourned to permit further solicitation of proxy votes.  If the Fund’s shareholders do not ultimately approve the Conversion, the Board of Trustees and CRMC will have to consider other strategic alternatives, including possibly liquidating the Fund.

Who will pay the costs associated with obtaining shareholder approval of the Proposals?

The Board of Trustees of the Fund has determined that the expenses associated with obtaining shareholder approval of the Proposals, including printing and mailing of this proxy statement and solicitation of proxies, are appropriate expenses for the Fund to incur.  We estimate that these costs will be between $45,000 and $65,000.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote per share and a proportionate fractional vote for each fractional share you own of the Fund on the record date (April 17, 2009).

How do I vote my shares?

You can vote your shares by mail, Internet, telephone or attending the Special Meeting in person.  To vote by Internet (24 hours a day) please visit www.proxy-direct.com and follow the on-screen instructions.  To vote by telephone (24 hours a day) please call 1-866-241-6192 and follow the recorded instructions.  When voting by Internet or by telephone you will be required to enter the identifying number that appears on your proxy card(s).  You can vote by mail by completing, signing and dating the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope.  Proxy cards that are signed and dated, but not completed for each item, will be voted “FOR” each item that has no indication.  If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call 800/421-0180.

You can help reduce shareholder costs by voting promptly.  Your vote is important, regardless of the number of shares you own.  Please take a few minutes to read the enclosed material and vote your shares.

How do I sign the proxy card?

When voting by Internet or telephone you will be required to enter the identifying number that appears on your proxy card.  If voting by mail please complete, sign and date the proxy card(s).  When signing the proxy card:

Individual accounts:  Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint accounts:  Either owner may sign, but the name of the person signing should conform exactly to the name shown in the registration.

All other accounts:  The person signing must indicate his or her capacity.  For example, a trustee for a trust or other entity should sign, “John Doe, Trustee.”

THE TAX-EXEMPT MONEY FUND OF AMERICA

NOTICE OF MEETING OF SHAREHOLDERS
April 23, 2009

To the shareholders:

Notice is given that a meeting of shareholders (the “Special Meeting”) of The Tax-Exempt Money Fund of America (the “Fund”) will be held on Monday, June 15, 2009, at the offices of Capital Research and Management Company, 333 South Hope Street, 55th Floor, Los Angeles, California, at 1:00 p.m., Pacific time, and at any adjournment or adjournments thereof, for the following purposes:

1.	To elect a Board of Trustees of the Fund.

2.
To approve conversion of the Fund from a tax-exempt money market fund that seeks to preserve a net asset value of $1.00 per share to a short-term tax-exempt bond fund with a net asset value per share that may fluctuate.

3.
To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Massachusetts business trust to a Delaware statutory trust with an exchange of 1 share of the new Delaware statutory trust for every 10 shares of the Massachusetts business trust.

4.	To approve amending the Fund’s fundamental investment policies (includes seven Sub-Proposals):

(a)	To amend the Fund’s fundamental investment policy regarding borrowing.

(b)	To amend the Fund’s fundamental investment policy regarding issuance of senior securities.

(c)	To amend the Fund’s fundamental investment policy regarding underwriting.

(d)	To amend the Fund’s fundamental investment policy regarding investments in real estate or commodities.

(e)	To amend the Fund’s fundamental investment policy regarding lending.

(f)	To amend the Fund’s fundamental investment policy regarding industry concentration.

(g)	To amend the Fund’s fundamental investment policy regarding investing in tax-exempt securities.

5.	To approve the elimination of certain of the Fund’s fundamental investment policies.

6.	To consider and act upon any other business as may properly come before the Special Meeting and any adjournment or adjournments thereof.

The Board of Trustees of the Fund recommends that you vote “FOR” Proposals 1 through 5.

The proposed business cannot be conducted for the Fund at the meeting unless the required quorum of shares on April 17, 2009 (the “Record Date”) are present in person or by proxy. Therefore, please mark, sign, date and return the enclosed proxy card(s) or cast your vote by telephone or via the Internet as soon as possible. You may revoke your proxy at any time before its use.  Only shareholders of record of the Fund at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting and any adjournment or adjournments thereof.

This notice and the accompanying proxy materials are first being sent to shareholders on or about April 30, 2009.

By order of the Board of Trustees,

/s/ Kimberly S. Verdick

Kimberly S. Verdick
Secretary

Shareholders are invited to attend the meeting in person. However, you may vote prior to the meeting by telephone, by the Internet or by returning the completed proxy card.  Your vote is important no matter how many shares you owned on the record date.

Important
You can help your Fund avoid the expense of further proxy solicitation by promptly voting your shares using one of three convenient methods: (a) by calling the toll-free number as described in the enclosed insert; (b) by accessing the Internet website as described in the enclosed insert; or (c) by signing, dating and returning the proxy card(s) in the enclosed postage-paid envelope.

PROXY STATEMENT

TABLE OF CONTENTS

Page

Part I – The Proposals
Proposal 1 – Election of Trustees		2
Proposal 2 – To Approve a Conversion of the Fund to a Short-Term Tax-Exempt Bond Fund		9
Proposal 3 – To Approve an Agreement and Plan of Reorganization		14
Introduction to Proposals 4 and 5		18
Proposal 4 – To Amend Fundamental Investment Policies		19
A.	To amend fundamental investment policy regarding borrowing
B.	To amend fundamental investment policy regarding issuance of senior securities
C.	To amend fundamental investment policy regarding underwriting
D.	To amend fundamental investment policy regarding investments in real estate or commodities
E.	To amend fundamental investment policy regarding lending
F.	To amend fundamental investment policy regarding industry concentration
G.	To amend fundamental investment policy regarding investing in tax-exempt securities
Proposal 5 – To Approve the Elimination of Certain Fundamental Investment Policies		25
Part II
Additional Information about the Fund		28
Audit Committee		30
Further Information About Voting and the Meeting		31

APPENDICES

Appendix A – Nominating and Governance Committee Charter
Appendix B – Form of Agreement and Plan of Reorganization
Appendix C – Summary Comparison of Governing Documents and State Law
Appendix D – Fundamental Investment Policies Proposed to be Amended or Eliminated

PART I - THE PROPOSALS

PROPOSAL 1: ELECTION OF TRUSTEES

Eleven trustees are proposed to be elected, each to hold office until he or she resigns or a successor is elected and qualified.  Four of the nominees were elected by the Fund’s shareholders at a meeting of shareholders in March 1995.  Three of the nominees were appointed by the board of trustees (Richard G. Capen and Frank M. Sanchez in 1999, and R. Clark Hooper in 2005), and four of the nominees are newly nominated for election at this meeting (Brenda S. Ellerin, James G. Ellis, Laurel B. Mitchell and Steadman Upham).  Each of the nominees has agreed to serve as a trustee if elected.  H. Frederick Christie, who was elected by the Fund’s shareholders at a meeting of shareholders in March 1995, will remain on the board of trustees but will not stand for election.  Mr. Christie plans to retire from the board of trustees at the end of 2009 pursuant to the Fund’s retirement policy.  If any unforeseen event prevents one or more of the nominees from serving as a trustee and you have returned the enclosed proxy, your vote(s) will be cast “FOR” the election of such person or persons as the board of trustees recommends to replace the former nominee (unless you have elected to withhold authority as to the election of any nominee).

THE BOARD OF TRUSTEES RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THE FOLLOWING 11 NOMINEES.

PROXIES WILL BE VOTED “FOR” THE ELECTION OF THE 11 NOMINEES,
 UNLESS OTHERWISE SPECIFIED.
Nominees for Board of Trustees

Name and age	Position with the Fund[1]	Year first elected a Trustee of the Fund	Principal occupation(s) During past five years	Number of portfolios in fund complex[2] overseen by Trustee[3]	Other directorships held by Trustee[4]
“Independent” Trustees[1]
Richard G. Capen, Jr. 74	Trustee	1999	Corporate director and author; former U.S. Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc. (communications company); former Chairman and Publisher, The Miami Herald	16	Carnival Corporation
James G. Ellis 61	Nominee	-	Dean and Professor of Marketing, University of Southern California	15	Quiksilver, Inc.
Martin Fenton 73	Chairman of the Board (Independent and Non-Executive)	1989	Chairman of the Board, Senior Resource Group LLC (development and management of senior living communities)	19	None
Leonard R. Fuller 62	Trustee	1995	President and CEO, Fuller Consulting (financial management consulting firm)	17	None
R. Clark Hooper 62	Trustee	2005	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President – Policy and Oversight, NASD	19	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.
Laurel B. Mitchell 53	Nominee	-	Director, Accounting Program, University of Redlands	7	None
Richard G. Newman 74	Trustee	1991	Chairman of the Board, AECOM Technology Corporation (engineering, consulting and professional technical services)	15	Sempra Energy; SouthWest Water Company
Frank M. Sanchez 65	Trustee	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	14	None
Board of Trustees

Name and age	Position with the Fund[1]	Year first elected a Trustee of the Fund	Principal occupation(s) During past five years	Number of portfolios in fund complex[2] overseen by Trustee[3]	Other directorships held by Trustee[4]
Steadman Upham 59	Nominee	-	President and Professor of Anthropology, The University of Tulsa; former President and Professor of Archaeology, Claremont Graduate University	16	None

“Interested” Trustees[5]			Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund
Brenda S. Ellerin 45	Nominee and President	-	Senior Vice President – Fixed Income, Capital Research and Management Company	2	None
Paul G. Haaga, Jr. 60	Trustee and Vice Chairman of the Board	1992	Vice Chairman of the Board, Capital Research and Management Company; Senior Vice President – Fixed Income, Capital Research and Management Company	15	None

[1] The term “independent” trustee refers to a trustee who is not an “interested person” within the meaning of the Investment Company Act of 1940 (the “1940 Act”).

[2]  Capital Research and Management Company manages the American Funds®.  Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3] The number of portfolios within the fund complex overseen by trustee includes portfolios that a nominee would oversee if elected.

[4] This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

[5] “Interested persons,” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

Correspondence intended for Trustees or nominees may be sent to 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary of the Tax-Exempt Money Fund of America.

Board and committee membership

During the fiscal year ended September 30, 2008 (“fiscal 2008”), the Fund held four board meetings.  The board has also organized the following standing committees of the board, each of which holds separate committee meetings.  The principal functions of each board committee are summarized below.  During fiscal 2008 none of the board members serving on committees was an “interested person” of the fund within the meaning of the 1940 Act.  Each incumbent trustee attended 100% of the meetings of the board and committees on which he or she served.

The Fund has an audit committee comprised of Richard G. Capen, Jr., H. Frederick Christie, Leonard R. Fuller and R. Clark Hooper.  The audit committee provides oversight regarding the Fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the Fund’s principal service providers.  The audit committee acts as a liaison between the Fund’s independent registered public accounting firm and the full board of trustees.  The audit committee held four meetings during fiscal 2008.

The Fund has a contracts committee comprised of all of the board’s independent trustees. The contracts committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution under rule 12b-1 adopted under the 1940 Act, that the Fund may enter into, renew or continue, and to make recommendations to the full board of trustees on these matters.  The contracts committee held one meeting during fiscal 2008.

The Fund has a nominating and governance committee comprised of all of the board’s independent trustees.  The nominating and governance committee operates under a written charter that is attached as Appendix A.  The nominating and governance committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees.  The nominating and governance committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees.  While the nominating and governance committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be made in writing to the nominating and governance committee of the Fund, addressed to the Fund’s secretary, and accompanied by complete biographical and occupational data of the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee (see also “Shareholder proposals”).  The nominating and governance committee held one meeting during fiscal 2008.

Trustee compensation

No compensation is paid by the Fund to any officer or trustee who is a director, officer or employee of Capital Research and Management Company or its affiliates.  The boards of funds advised by Capital Research and Management Company typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”).  The Fund typically pays each independent trustee an annual fee, which ranges from $340 to $690, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the Fund generally pays independent trustees attendance and other fees for meetings of the board and its committees.  Board and committee chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser.  The Fund and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

The nominating and governance committee typically reviews trustee compensation annually and recommends adjustments periodically.  In making its recommendations, the nominating and governance committee considers a number of factors, including operational, regulatory and other developments affecting the complexity of the board’s oversight obligations, as well as comparative industry data.

No pension or retirement benefits are accrued as part of the Fund’s expenses.  Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the Fund.  The Fund also reimburses certain expenses of its independent trustees.
Compensation and Fund ownership

The following table sets forth for each nominee, the aggregate compensation paid to him or her by the Fund and by all funds managed by Capital Research and Management Company or its affiliates he or she oversees as a trustee or director, during the Fund’s 2008 fiscal year, as well as the value of his or her holdings in the Fund and in all of the American Funds he or she oversees as a trustee or director, as of December 31, 2008.  No pension or retirement benefits accrued to any nominee as part of Fund expenses. The nominees for election as trustees and the officers of the Fund owned, in aggregate, less than 1% of the Fund’s outstanding shares.

Name	Aggregate compensation (including voluntarily deferred compensation1) from the Fund during fiscal 2008	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates[2] during fiscal 2008	Dollar range[3] of Fund shares owned[4] as of December 31, 2008	Aggregate dollar range[3] of shares owned in all funds in the American Funds family overseen by trustee
“Independent“ Trustees
Richard G. Capen, Jr.[5]	$ 2,962	$ 215,444	None	Over $100,000
James G. Ellis	None[6]	107,332	None	$10,001 - $50,000
Martin Fenton[5]	2,449	368,078	$10,001 - $50,000	Over $100,000
Leonard R. Fuller	2,839	327,886	None	$50,000 - $100,000
R. Clark Hooper	2,930	330,940	None	Over $100,000
Laurel B. Mitchell	None[6]	None	None	None
Richard G. Newman	2,115	226,037	$1 - $10,000	Over $100,000
Frank M. Sanchez	2,271	120,535	$1 - $10,000	$10,001 - $50,000
Steadman Upham	None[6]	198,581	None	Over $100,000
“Interested” Trustees
Brenda S. Ellerin	None[7]	None[7]	Over $100,000	Over $100,000
Paul G. Haaga, Jr.	None[7]	None[7]	None	Over $100,000

[1] Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the Fund in 1993.  Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees.  Compensation shown in this table for fiscal 2008 does not include earnings on amounts deferred in previous fiscal years.  See footnote 5 to this table for more information.

[2]  Capital Research and Management Company manages the American Funds®.  Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3] Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; and Over $100,000.  The amounts listed for “interested” trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

4 An independent trustee also may have exposure to the funds through an allocation of some or all of his or her nonqualified deferred compensation account.

[5] Since the deferred compensation plans’ adoption, the total amount of deferred compensation accrued by the Fund (plus earnings thereon) through fiscal 2008 for participating trustees is as follows:  Richard G. Capen, Jr. ($10,422), Martin Fenton ($13,890) and Leonard R. Fuller ($85).  Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Fund until paid to the trustees.

[6] James G. Ellis, Laurel B. Mitchell and Steadman Upham are not currently trustees; therefore, they did not receive any compensation from the Fund during fiscal 2008.
7 No compensation is paid by the Fund to any trustee who is affiliated with Capital Research and Management Company.

Other officers

Following are the officers of the Fund as of the date of this proxy statement.  Each officer listed was elected and each will hold office until his or her resignation or until a successor is duly elected and qualified.

Name (current officer position) and age	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Year first elected an officer of the Fund
Neil L. Langberg (Senior Vice President) 55	Senior Vice President – Fixed Income, Capital Research and Management Company	1989
Kristine M. Nishiyama (Vice President) 38	Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Vice President and Counsel – Capital Bank and Trust Company[1]	2003
Kimberly S. Verdick (Secretary) 44	Vice President – Fund Business Management Group, Capital Research and Management Company	1994
M. Susan Gupton (Treasurer) 35	Vice President – Fund Business Management Group, Capital Research and Management Company	2008
Courtney R. Taylor (Assistant Secretary) 34	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company	2006
Ari M. Vinocor (Assistant Treasurer) 34	Vice President – Fund Business Management Group, Capital Research and Management Company	2005

1 Company affiliated with Capital Research and Management Company.

No officer, director or employee of Capital Research and Management Company receives any remuneration from the Fund.  All of the officers listed are officers and/or directors/trustees of one or more of the funds for which Capital Research and Management Company serves as investment adviser.

PROPOSAL 2: TO APPROVE THE CONVERSION OF THE FUND FROM A TAX-EXEMPT MONEY MARKET FUND THAT SEEKS TO PRESERVE A NET ASSET VALUE OF $1.00 PER SHARE TO A SHORT-TERM TAX-EXEMPT BOND FUND WITH A NET ASSET VALUE PER SHARE THAT MAY FLUCTUATE

The Fund is currently registered as a tax-exempt money market fund under rule 2a-7 of the 1940 Act.  As a money market fund it aims to preserve a net asset value of $1.00 per share.  If this proposal is approved, the Fund would be converted to a short-term tax-exempt bond fund that would not be subject to rule 2a-7 and that would have a net asset value that may fluctuate.

WHAT ARE THE FUND’S CURRENT INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGY?

The current investment objectives of the Fund are to provide income exempt from federal income tax, while preserving capital and maintaining liquidity.  The Fund seeks to achieve these objectives by investing primarily in high-quality money market instruments issued by states, territories or possessions of the United States and the District of Columbia, as well as their political subdivisions, agencies and instrumentalities.

The Fund is currently registered and managed as a tax-exempt money market fund.  As such it is subject to the provisions of rule 2a-7 of the 1940 Act, including rules related to issuer diversification, credit quality and maturity.  The Fund currently invests its assets in short-term tax-exempt securities rated in the highest short-term rating category (for example, A-1 and P-1) by Moody’s Investors Service and Standard & Poor’s Corporation and maintains a dollar-weighted average portfolio maturity of approximately 60 days or less.  As a tax-exempt fund, it is required to invest at least 80% of its assets in, or derive at least 80% of its income from, securities paying interest that is exempt from regular federal income tax.  However, the Fund has the ability to invest up to 20% of its assets in securities that are subject to the alternative minimum tax.

WHAT ARE THE PROPOSED INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGY FOR THE FUND?

The proposed investment objectives for the Fund are to provide current income exempt from federal income taxes and preservation of capital.  If the proposal is approved, the Fund would seek to achieve these objectives by investing primarily in short-term, high quality municipal bonds.  The Fund would maintain an average effective portfolio maturity less than three years.  Because it would continue to be a tax-exempt fund, the Fund would remain subject to the same requirement to invest at least 80% of its assets in, or derive at least 80% of its income from securities that are exempt from federal income tax.  The Fund would also retain the ability to invest up to 20% of its assets in securities that are subject to the alternative minimum tax.  Further, under normal market conditions the Fund would invest entirely in investment grade securities that are rated A-/A3 or better by Moody’s Investors Service or Standard & Poor’s Corporation or unrated but determined to be of equivalent quality.

WILL THE MAIN RISKS OF INVESTING IN THE FUND CHANGE?

If the proposed changes are approved, the Fund would be investing not only in high quality money market instruments, but also in municipal bonds which are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities.  The values of, and income generated by, most debt securities may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.  For example, the value of debt securities generally will decline when interest rates rise and increase when interest rates fall, and longer-term securities will be subject to greater fluctuations in value than shorter-term securities.  In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which might result in the Fund having to reinvest the proceeds in lower yielding securities.

Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer will fail to make timely payments of principal or interest and the security will go into default.  If the proposed changes are approved, the Fund would not only invest in securities in the highest short-term rating category, but also securities in lower investment grade rating categories (A-/A3 or better by Moody’s Investors Service or Standard & Poor’s Corporation).  Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities.  In addition, there may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The Fund currently may invest in municipal securities that are supported by credit and liquidity enhancements, and would continue to do so if the proposed changes are approved.  Changes in institutions providing these enhancements could cause the Fund to experience a loss and may affect its share price.  This risk will not change if the proposal is approved.

Normally, the Fund invests at least 80% of its assets in securities that are exempt from regular federal income tax, and may invest up to 20% of its assets in securities that would be subject to the federal alternative minimum tax.  Therefore, while the Fund’s distributions from tax-exempt securities are not subject to income tax, a portion or all of the distributions may be included in determining a shareholder’s federal alternative minimum tax.  In addition, the Fund currently may invest a substantial portion of its portfolio in taxable short-term debt securities in response to abnormal market conditions (which may detract from achieving the Fund’s proposed objective over the short term).  These risks will not change if the proposal is approved.

WHAT IS THE REASON FOR THE PROPOSED CHANGE?

The reason for the proposed change is to provide the Fund with flexibility to respond to ongoing changes in the municipal bond market which has been impacted by the current financial crisis.  For example, in 2007 and 2008, many insurance companies (referred to in the market as monoline insurers) that guaranteed the timely payment of interest and principal on municipal bonds were adversely impacted and were downgraded by the credit rating agencies.  As a result, a significant portion of the market in which the Fund and other similar funds traditionally invested disappeared.  In addition, many of the banks and other financial institutions that provide letters of credit to municipal issuers and liquidity to the market have also been severely impacted by the current financial crisis.  Consequently, the universe of eligible investments that meets the requirements of rule 2a-7 and the Fund’s own high credit standards has significantly shrunk.

WHAT SHARE CLASSES WILL THE FUND OFFER AND WHAT SHAREHOLDER FEES WILL BE ASSOCIATED WITH EACH SHARE CLASS?

The Fund will continue to offer Class A shares.  In the Fund’s current money market form there is no initial sales charge on purchases of Class A shares.  If the proposal to change to a short-term tax-exempt bond fund is approved, the Fund will institute an initial sales charge on Class A shares as described in the table below.  This initial sales charge will not apply to the exchange of Class A shares of the Fund for Class A shares of the DE Trust pursuant to the Reorganization discussed in Proposal 3 below.  The Fund may also continue to offer Class R-5 shares which are not subject to any shareholder fees as reflected in the table below.

The Fund will also offer Class B, C, F-1 and F-2 shares. These share classes will be offered in the same manner as the corresponding share classes offered by other American Funds.  However, Class B and C shares of the Fund will only be available for exchanges from other American Funds’ Class B or C shares, respectively, and will not be available for direct purchases.

The tables below set forth the shareholder fees and operating expenses and the expense examples for the Fund and pro forma for the DE Trust, based on the assets of the Fund as of March 31, 2009.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in the DE Trust.  The examples assume that you invest $10,000 in the Fund or DE Trust for the time periods indicated, that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, and that the operating expenses remain the same as shown above.  The examples do not reflect the impact of any fee waivers or expense reimbursements.  The examples assuming redemption do not reflect the effect of any taxable gain or loss at the time of the redemption.  Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be as shown in the respective table below.

The shareholder fees applicable for the DE Trust’s share classes are consistent with the fees applicable to other American Funds offering the same classes of shares.

The Fund

Shareholder fees (paid directly from your investment)
	Class A	Class R-5
Maximum initial sales charge on purchases (as a percentage of offering price)	None	None
Maximum sales charge on reinvested dividends	None	None
Maximum contingent deferred sales charge	None	None
Redemption or exchange fee	None	None

Annual fund operating expenses (deducted from fund assets)
	Class A	Class R-5
Management fees	0.36%	0.36%
Distribution and/or service (12b-1) fees	0.05	None
Other expenses [1]	0.09	0.17
Total annual fund operating expenses	0.50	0.53

Examples
	1 year	3 years	5 years	10 years
Class A [1]	$51	$152	$262	$583
Class R-5 [1]	54	161	278	620

[1]  Other expenses reflect an expense of 0.04% of the total net assets of the Fund on September 19, 2008, for the fee incurred to participate in the Temporary Guarantee Program for Money Market Funds.  This fee is only reflected in the expense ratio for the first year to calculate the expense examples since the Program expires on September 19, 2009.

The DE Trust

Shareholder fees (paid directly from your investment)
	Class A	Class B	Class C	Class F-1/F-2[1]	Class R-5
Maximum initial sales charge on purchases (as a percentage of offering price)	2.50%[2]	None	None	None	None
Maximum sales charge on reinvested dividends	None	None	None	None	None
Maximum contingent deferred sales charge	None[3]	5.00%[4]	1.00%[5]	None	None
Redemption or exchange fee	None	None	None	None	None

1	Class F-1 and F-2 shares are generally available only to fee-based programs of investment dealers that have agreements with the Fund’s distributor and to certain registered investment advisers.
2	The initial sales charge is reduced for purchases of $500,000 or more and eliminated for purchases of $1 million or more.
3	A contingent deferred sales charge of 1.00% applies on certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge.
4  The contingent deferred sales charge is reduced one year after purchase and eliminated six years after purchase
5  The contingent deferred sales charge is eliminated one year after purchase.

Annual fund operating expenses (deducted from fund assets)
	Class A	Class B	Class C	Class F-1	Class F-2	Class R-5
Management fees	0.36%	0.36%	0.36%	0.36%	0.36%	0.36%
Distribution and/or service (12b-1) fees	0.15	1.00	1.00	0.25	None	None
Other expenses	0.07	0.06	0.11	0.13	0.18	0.15
Total annual fund operating expenses	0.58	1.42	1.47	0.74	0.54	0.51

Examples
	1 year	3 years	5 years	10 years
Class A	$308	$431	$566	$958
Class B – assuming redemption[1]	645	849	976	1,473
Class B – assuming no redemption[2]	145	449	776	1,473
Class C – assuming redemption[3]	250	465	803	1,757
Class C – assuming no redemption	150	465	803	1,757
Class F-1 – excluding intermediary fees[4]	76	237	411	918
Class F-2 – excluding intermediary fees[4]	55	173	302	677
Class R-5	52	164	285	640

[1] Reflects applicable contingent deferred sales charges through year six and Class A or 529-A expenses for years nine and 10 because Class B and 529-B shares automatically convert to Class A and 529-A shares, respectively, in the month of the eight-year anniversary of the purchase date.

[2] Reflects Class A or 529-A expenses for years nine and 10 because Class B and 529-B shares automatically convert to Class A and 529-A shares, respectively, in the month of the eight-year anniversary of the purchase date.

[3] Reflects a contingent deferred sales charge in the first year.

[4]  Does not include fees charged by financial intermediaries, which are independent of fund expenses and will increase the overall cost of your investment. Intermediary fees typically range from .75% to 1.50% of assets annually depending on the services offered.

WILL THE FUND’S OPERATING EXPENSES CHANGE?

The investment advisory fee schedule in the Investment Advisory and Services agreement dated October 2, 1999 between the Fund and Capital Research and Management Company (“CRMC”), the Fund’s investment adviser, would not change.  Based on the Fund’s current assets the effective annual advisory fee is .36% of average daily net assets.  The current advisory fee is consistent with the fees charged by other advisers to similar short-term tax-exempt bond funds.

Distribution and/or service fees (known as “12b-1 fees”) paid by the Fund also would not change on Class A shares.  As described above, the Fund intends to institute Class B, C, F-1 and F-2 shares.  The annual 12b-1 fees associated with both Class B and C shares are 1.00% of average daily net assets.  There is no 12b-1 fee for Class F-1 and F-2 shares, as well as the existing Class R-5 shares.   The rates at which other expenses, such as transfer agency, shareholder reports, legal and custodial expenses, are incurred will be similar to the expense rates the Fund currently incurs; however, as is currently the case, they will depend on various factors such as assets of the Fund and shareholder activity.

WILL THE FUND CONTINUE TO ACCRUE DIVIDENDS DAILY AND DISTRIBUTE DIVIDENDS MONTHLY?

Yes, if this proposal is approved the Fund intends to continue its current dividend policy of accruing dividends daily and distributing those dividends, which may fluctuate, monthly.

WILL THE FUND CHANGE ITS NAME?

Yes, if this proposal is approved the Fund will change its name to American Funds Short-Term Tax-Exempt Bond Fund, consistent with the proposed investment objectives and strategies discussed above.

WILL THE FUND RETAIN CHECKWRITING PRIVILEGES?

No, due to the administrative challenges associated with checkwriting on accounts of mutual funds with fluctuating net asset values, the Fund will not retain checkwriting privileges. If this proposal is approved, current shareholders of the Fund with checks will be provided with ample notice regarding the termination of checkwriting privileges and information on who to contact with any questions.

WILL THE TREASURY TEMPORARY MONEY MARKET FUND GUARANTEE PROGRAM STILL APPLY TO THE FUND?

No, if the proposal to change the Fund to a short-term tax-exempt bond fund is approved, the Fund will no longer be eligible to participate in the Department of Treasury’s Temporary Money Market Fund Guarantee Program (the “Program”).  The Program is only available to money market funds that comply with rule 2a-7 of the 1940 Act.

HOW WILL THE PROPOSED CHANGE BE EFFECTUATED?

If the proposal is approved, the Fund will file an amended registration statement disclosing among other things, the revised investment objectives, strategies and guidelines and other items discussed above, as well as other proposals discussed in this Proxy Statement.  Once the registration statement becomes effective the portfolio counselors for the Fund will begin managing the Fund based on the proposed objectives and guidelines.  The Fund expects to complete the Conversion and Reorganization within two months after shareholder approval.

CRMC anticipates that at least initially the Fund’s assets will not substantially change as they will meet the new investment objectives and guidelines.  However, over the long-term the Fund will be able to utilize the flexibility provided by the proposed investment guidelines.

In addition, if this proposal is approved, the Fund would no longer seek to preserve a $1.00 per share net asset value.  If Proposal 3 described below is approved, the Fund will engage in a one for 10 share reverse stock split in order to attain an initial $10.00 per share net asset value that may fluctuate going forward.

WHY DO THE TRUSTEES RECOMMEND YOU APPROVE THE PROPOSED CHANGE TO A SHORT-TERM TAX-EXEMPT BOND FUND?

CRMC recommended the proposed change to the board of trustees of the Fund and the board considered the recommendation at a meeting on March 19, 2009. The board of trustees approved the change and recommends that the shareholders of the Fund vote in favor of the change. In considering the change, the board of trustees considered a number of factors, including among others the following:

(1) Given the market environment discussion above, it has become very difficult for a tax-exempt money market fund to maintain a $1.00 per share net asset value. The Trustees believe the change will allow the Fund to continue operations and the additional flexibility will assist the Fund in meeting its investment objectives. In addition, the Trustees believe that, in view of CRMC’s conservative investment policy and focus on preservation of principal, the proposed change will not create undue risks for the shareholders of the Fund. The Trustees also believe that with the proposed change the Fund will complement the other tax-exempt bond funds that are part of the American Funds family of mutual funds and provide investors looking for tax-exempt income with alternatives depending on their personal financial situation.  For example, if the proposal is approved, the American Funds would offer short-term, intermediate term, longer-term, high yield and state specific tax-exempt bond funds.

(2) Due to the current low interest rate environment, CRMC is waiving virtually all investment management fees on the Fund and its other money market funds to prevent negative yields and, in some instances, it has also had to make out-of-pocket capital contributions to preserve the Funds’ $1.00 per share net asset value. The Trustees believe that the current situation is not sustainable by CRMC in the long run.

(3) CRMC’s personnel are highly experienced in managing the types of securities in which the Fund would invest if the proposal is approved. The Fund’s advisory fee and total expenses would be comparable to those of similar funds. The other service providers to the Fund and third-party fee arrangements would not change.

WHAT IS THE EFFECT OF MY VOTING “FOR” THE PROPOSED CHANGE?

By voting “FOR” the Conversion, you will be agreeing to become a shareholder of a short-term tax-exempt bond fund with a net asset value that may fluctuate.

THE BOARD OF TRUSTEES RECOMMENDS
THAT YOU VOTE “FOR” PROPOSAL 2

PROPOSAL 3: TO APPROVE AN AGREEMENT TO REORGANIZE THE FUND FROM A MASSACHUSETTS BUSINESS TRUST TO A DELAWARE STATUTORY TRUST

The Trustees recommend that you approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”), substantially in the form attached to this Proxy Statement as Appendix B, that would change the state of organization of the Fund. This proposed change calls for the reorganization of the Fund from a Massachusetts business trust into a newly formed Delaware statutory trust. This proposed reorganization will be referred to throughout this Proxy Statement as the “Reorganization.” To implement the Reorganization, the Trustees have approved the Plan of Reorganization, which contemplates the continuation of the business of the Fund, as changed pursuant to Proposal 2 above, in the form of a new Delaware statutory trust named “American Funds Short-Term Tax-Exempt Bond Fund” (the “DE Trust”).

WHAT WILL THE REORGANIZATION MEAN FOR THE FUND AND ITS SHAREHOLDERS?

If the Plan of Reorganization is approved by shareholders and the Reorganization is implemented, the DE Trust would continue the business of the Fund, except to the extent amended by other Proposals included in this Proxy Statement (including, if approved by shareholders at the Special Meeting, the amendment of the Fund’s form of operation as described in Proposal 2 and any amended or eliminated fundamental investment policies described in Proposals 4 and 5 in this Proxy Statement). The Board of Trustees of the Fund (the “Board”), which will consist of the people elected under Proposal 1, and officers of the DE Trust would be the same as those of the Fund, and would operate the DE Trust in essentially the same manner as they previously operated the Fund, except as provided in Proposal 2. The main operating agreements of the DE Trust, the investment advisory and services agreement, the principal underwriting agreement and the shareholder services agreement would be substantially similar to those of the Fund.  As described in Proposal 2, upon completion of the Reorganization, the DE Trust intends to add several new share classes consistent with other tax-exempt American Funds that are not money market funds and an initial sales charge to Class A shares consistent with the taxable short-term bond fund.  These share classes are designed to give shareholders different ways in which to invest in the DE Trust.

Pursuant to the Plan of Reorganization, on the effective date of the Reorganization shareholders of the Fund would receive one share of the DE Trust (or fractional share thereof) for every 10 shares they hold of the Fund (or fractional shares thereof). The Plan of Reorganization operates this way so that the DE Trust will have an initial net asset value per share of $10.00 (rather than the current $1.00 per share net asset value of the Fund).  Thus, on the effective date of the Reorganization, you would hold an interest in the DE Trust that would be equivalent in value to your then interest in the Fund, although you will hold a fewer number of shares.  For all practical purposes, your financial investment in the Fund would not change on the date of Reorganization.

WHY ARE THE TRUSTEES RECOMMENDING APPROVAL OF THE PLAN OF REORGANIZATION AND THE REORGANIZATION?

The Trustees have determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Massachusetts business trusts.  Under Delaware law and the DE Trust’s Agreement and Declaration of Trust (“Declaration of Trust”), the DE Trustees of the DE Trust will have more flexibility to adjust to changing market conditions and circumstances.  For example, the Trustees will not have to go through the costly and time consuming process of procuring shareholder approval for amendments to the Declaration of Trust to address pressing issues or to implement certain strategic alternatives.  In addition, under Delaware law investment companies are able to simplify their operations by reducing administrative burdens (such as filing offers’ certificates with state authorities each time a board of trustees amends the company’s charter documents).

Another advantage of Delaware statutory trusts is greater certainty regarding limiting the liability of shareholders for obligations of the statutory trust or its trustees.  Furthermore, in Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to the DE Trust. This could benefit the DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust’s governing documents less likely or, if litigation should be initiated, less burdensome or expensive.

Accordingly, the Trustees believe that it is in the best interests of the shareholders to approve the Plan of Reorganization.

A comparison of the Delaware statutory trust law and the Massachusetts business trust law, and a comparison of the relevant provisions of the governing documents of the DE Trust and the Fund, are included in Appendix C to this Proxy Statement.

WHAT ARE THE PROCEDURES AND CONSEQUENCES OF THE REORGANIZATION?

Upon completion of the Reorganization, the DE Trust will continue the business of the Fund with the changes made pursuant to the other Proposals in this Proxy Statement, if approved.  On the date of the Reorganization, the DE Trust will hold substantially the same portfolio of securities previously held by the Fund. The DE Trust will be operated under substantially similar investment advisory and services, principal underwriting and shareholder services arrangements as those of the Fund.  As the successor to the Fund’s operations, the DE Trust will adopt the Fund’s registration statement under federal securities laws with amendments to show the new Delaware statutory trust structure.  The DE Trust will add several classes of shares to the registration statement, consistent with other tax-exempt American Funds that are not money market funds.

The DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the Fund. To accomplish the Reorganization, the Plan of Reorganization provides that the Fund will transfer all of its assets to the DE Trust. In exchange for these assets the DE Trust will assume the liabilities of the Fund and issue its own shares to the Fund, which will then distribute those shares pro rata to you and the other shareholders of the Fund.  Through this procedure, you will receive exactly the same dollar amount of shares of the DE Trust as you held in the Fund on the date of the Reorganization, but you will receive one share of the DE Trust (or fraction thereof) for every 10 shares you hold of the Fund on the date of the Reorganization. This is so the net asset value of each share of the DE Trust will initially be $10.00 on the date of the Reorganization as opposed to $1.00. You will retain the right to any declared but undistributed dividends or other distributions payable to the shareholders of the Fund that you may have had as of the effective date of the Reorganization. You will also retain the right to redeem your shares of the DE Trust at any time after the Reorganization at the then net asset value per share, subject to the same redemption rules and restrictions as applied to the Fund (except that the DE Trust does not seek to provide a stable net asset value).  As soon as practicable after the date of the Reorganization, the Fund will be dissolved and will cease its existence.

The Trustees may terminate the Plan of Reorganization and abandon the Reorganization at any time prior to the effective date of the Reorganization if they determine that proceeding with the Reorganization is inadvisable. If the Reorganization is not approved by shareholders of the Fund, or if the Trustees abandon the Reorganization, the Fund will continue to operate as a Massachusetts business trust, subject to approval of Proposal 2 by the shareholders. If the Reorganization is approved by the shareholders, it is expected to be completed in the summer of 2009.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE CURRENT INVESTMENT
ADVISORY AND SERVICES AGREEMENT?

As a result of the reorganization, the DE Trust will be subject to a new investment management agreement between the DE Trust and CRMC. The investment advisory and services agreement will be substantially the same as the current investment advisory and services agreement between CRMC and the Fund.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE SHAREHOLDER  SERVICES
AGREEMENT AND PLANS OF DISTRIBUTION?

The DE Trust will enter into a shareholder services agreement with American Funds Service Company and a Principal Underwriting Agreement with American Funds Distributors, Inc. that are substantially the same as the current agreements that the Fund has with those entities.  The DE Trust will also enter into a multiple share class plan and plans of distribution under Rule 12b-1 of the 1940 Act that are substantially similar to the plans that the Fund currently has in place.  The Board does not anticipate that there will be any material changes to these agreements and plans other than adding the new share classes that the DE Trust intends to implement.

WHAT IS THE EFFECT OF SHAREHOLDER APPROVAL OF THE PLAN OF REORGANIZATION?

Under the 1940 Act, the shareholders of a mutual fund must elect trustees and approve the initial investment management agreement for the fund.  Theoretically, if the Plan of Reorganization is approved and the Fund is reorganized into a Delaware statutory trust, the shareholders would need to vote on these two items for the DE Trust. However, the Trustees have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the Reorganization. Therefore, the Trustees have determined that approval of the Plan of Reorganization will also constitute, for purposes of the 1940 Act, shareholder approval of: (1) the election of the Trustees of the Fund who are in office at the time of the Reorganization as Trustees of the DE Trust (including those elected pursuant to Proposal 1 in this Proxy Statement); and (2) an investment advisory and services agreement between the DE Trust and CRMC, which is substantially similar to the investment advisory and services agreement currently in place for the Fund.

Prior to the Reorganization, if the transaction is approved by shareholders, the officers will cause the Fund, as the sole shareholder of the DE Trust, to vote its shares FOR the matters specified above. This action will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

WHAT IS THE CAPITALIZATION AND STRUCTURE OF THE DE TRUST?

The DE Trust was formed as a Delaware statutory trust on April 15, 2009 pursuant to Delaware law. The DE Trust has an unlimited number of shares of beneficial interest with no par value. The shares of the DE Trust will be allocated into six classes, two of which correspond to the current classes of shares of the Fund.  The other four share classes are being introduced and are consistent with the share classes of other tax-exempt American Funds that are not money market funds.

As of the effective date of the Reorganization, shares of the respective classes of the Fund and the DE Trust will have similar distribution and redemption rights; will be fully paid and non-assessable; will have similar conversion rights; and will have no preemptive or subscription rights. Shares of the respective classes of both the DE Trust and the Fund will have similar voting and liquidation rights and have one vote per share and a proportionate fractional vote for each fractional share. Neither the DE Trust nor the Fund provides for cumulative voting in the election of its Trustees.

WHO WILL BEAR THE EXPENSES OF THE REORGANIZATION?

Since the Reorganization will benefit the Fund and its shareholders, the Board has authorized the Fund to pay the expenses incurred in the Reorganization, including the cost of soliciting proxies, whether or not the Reorganization is approved by shareholders.

ARE THERE ANY TAX CONSEQUENCES FOR SHAREHOLDERS?

The Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the Reorganization is completed. Generally, the basis and holding period of your shares in the DE Trust will be the same as the basis and holding period of your shares in the Fund. Completion of the Reorganization is subject to receipt of a legal opinion from the law firm of Paul, Hastings, Janofsky & Walker, LLP, counsel to the DE Trust and the Fund, that, under the Internal Revenue Code of 1986, as amended, the exchange of assets of the Fund for the shares of the DE Trust, the transfer of such shares to the shareholders of the Fund, and the dissolution of the Fund pursuant to the Plan of Reorganization will not give rise to the recognition of a gain or loss for federal income tax purposes to the Fund, the DE Trust, or either of their shareholders.

Significant holders.  Pursuant to the Internal Revenue Service Code Section 1.368-3(b), each significant holder of the Fund, as defined therein, must include a statement on or with its return for the taxable year of the Reorganization stating the names and employer identification numbers (if any) of all of the parties to the Reorganization, the date of the Reorganization, and the fair market value of the shares of the Fund held by such holder and the holder’s basis in such shares immediately before the Reorganization.  This is not tax advice and should not be relied on as such.  Please consult your tax adviser for more information.

WHAT IF I CHOOSE TO SELL MY SHARES AT ANY TIME?

A request to sell Fund shares that is received and processed prior to the effective date of the Reorganization will be treated as a redemption of shares of the Fund. A request to sell shares that is received and processed after the effective date of the Reorganization will be treated as a request for the redemption of shares of the DE Trust.

WHAT IS THE EFFECT OF MY VOTING “FOR” THE PLAN OF REORGANIZATION?

By voting “FOR” the Plan of Reorganization, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware statutory trust, with Trustees, an investment advisory and services agreement, plans of distribution and other arrangements that are substantially the same as those in place for the Fund.

THE BOARD OF TRUSTEES RECOMMENDS
THAT YOU VOTE “FOR” PROPOSAL 3

INTRODUCTION TO PROPOSALS 4 AND 5

The Fund is subject to a number of fundamental investment policies that (1) are more restrictive than those required under present law; (2) are no longer required; or (3) were adopted in response to regulatory, business or industry conditions that no longer exist. Under the 1940 Act, “fundamental” investment policies may be changed or eliminated only if shareholders approve such action. The Trustees are recommending that shareholders approve the amendment or elimination of certain of the Fund’s fundamental investment policies principally to update those current investment restrictions that are more restrictive than is required or are no longer required under the federal securities laws.  In general, the proposed restrictions would (a) simplify, modernize and standardize the fundamental investment policies that are required to be stated by the Fund under the 1940 Act; and (b) eliminate those fundamental investment policies that are no longer required by the federal securities laws, interpretations of the SEC or state securities law, as preempted by the National Securities Markets Improvement Act of 1996 (“NSMIA”).

After the Fund was created, certain legal and regulatory requirements applicable to investment companies changed. For example, certain restrictions imposed by state securities laws and regulations were preempted by NSMIA and, therefore, are no longer applicable to investment companies registered under the 1940 Act. As a result, the Fund currently is subject to certain fundamental investment policies that are either more restrictive than is required under current law, or no longer required at all.

The Board believes that there are several advantages to revising the Fund’s fundamental investment policies at this time. First, by reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board and CRMC believe that the Fund will be able to minimize the costs and delays associated with holding future shareholders’ meetings to revise fundamental investment policies that have become outdated or inappropriate. Second, the Board and CRMC also believe that CRMC’s ability to manage the Fund’s assets in a changing investment environment will be enhanced because the Fund will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board approval only when necessary to revise certain investment restrictions. Finally, the standardized fundamental investment policies are expected to enable the Fund and its service providers to more efficiently and more easily monitor portfolio compliance.

The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Fund to have fundamental investment policies with the addition of a policy that states that the Fund does not invest for management or control.  The proposed standardized investment policies will not affect the Fund’s investment objectives or its principal investment strategies. Although the proposed amendments will give the Fund greater flexibility to respond to possible future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the current level of investment risk associated with an investment in the Fund, nor does the Board anticipate that the proposed changes in the fundamental investment policies will materially change the manner in which the Fund is currently managed and operated (excepting the changes contemplated in other Proposals in this Proxy Statement). However, the Board, typically upon the recommendation of the Investment Adviser, may change or modify the way the Fund is managed in the future, as contemplated by the proposed amendments to, or elimination of, the applicable investment policies. If the Board in the future modifies materially the way the Fund is managed to take advantage of such increased flexibility, the Fund will make the necessary disclosures to shareholders, including amending its prospectus and statement of additional information (“SAI”), as appropriate.

If a Sub-Proposal or Proposal 5 is not approved by shareholders, the current fundamental investment policy(ies) to which such Sub-Proposal or Proposal relates will remain in effect.  The Board of Trustees recommends that you vote “FOR” Proposal 4 and Proposal 5.

PROPOSAL 4: TO APPROVE AMENDMENTS TO CERTAIN OF THE FUND’S FUNDAMENTAL INVESTMENT POLICIES (THIS PROPOSAL INVOLVES SUB-PROPOSALS 4A – 4G)

The Fund’s existing fundamental investment policies, together with the recommended changes to the investment restrictions, are detailed in Appendix D.  Any Sub-Proposal that is approved by shareholders of the Fund will be effective for the Fund as of the date the Fund’s registration statement is updated and reflects such changes to the Fund’s fundamental investment policies, which is anticipated to be in the summer of 2009.

THE BOARD OF TRUSTEES RECOMMENDS
THAT YOU  VOTE “FOR” PROPOSAL 4.

SUB-PROPOSAL 4A: TO AMEND THE FUND’S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING.

Proposed fundamental investment policy:

The fund may not borrow money except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

The 1940 Act imposes certain limitations on borrowing activities of investment companies. In addition, a fund’s borrowing limitations must be fundamental policies. The 1940 Act limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund’s ability to subject its assets to the claims of creditors who, under certain circumstances, might have a claim to the fund’s assets that would take precedence over the claims of shareholders.

Under the 1940 Act, an open-end fund may borrow up to 33-1/3% of its total assets (including the amount borrowed) from banks for any purpose, and may borrow up to 5% of its total assets from banks or other lenders for temporary purposes. Additionally, a fund must maintain at all times an asset coverage of at least 300% of the amount of its borrowings from banks for any purpose.  Generally, a loan is considered temporary if it is repaid within sixty days. Funds typically borrow money to meet redemptions or for other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility by allowing its manager to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow considerations.

The Fund’s current investment restriction relating to borrowing prohibits the Fund from borrowing, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets (not including the amount borrowed). The proposed investment restriction would prohibit borrowing money, except to the extent permitted by the 1940 Act or any rule, exemption or interpretation thereunder issued by the SEC. By so amending the investment restriction, the Fund would not be unnecessarily limited if the Investment Adviser determines that borrowing is in the best interests of the Fund and its shareholders. As a general matter, however, the 1940 Act limits a fund’s borrowings to not more than 33-1/3% of the fund’s total assets (including the amount borrowed).

Because the proposed borrowing restriction would provide the Fund with additional borrowing flexibility, to the extent that the Fund uses such flexibility, the Fund may be subject to some additional costs and risks inherent to borrowing, such as reduced total return and increased volatility.  The additional costs and risks to which the Fund may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable.

CRMC has advised the Board that the proposed revisions to the fundamental investment policy on borrowing, if adopted, are not expected to affect materially the manner in which the Fund’s investment strategy is being conducted at this time, as reflected in the Fund’s prospectus and SAI.

SUB-PROPOSAL 4B: TO AMEND THE FUND’S FUNDAMENTAL INVESTMENT POLICY REGARDING ISSUING SENIOR SECURITIES.

Proposed fundamental investment policy:

The fund may not issue senior securities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

The 1940 Act requires the Fund to have an investment policy describing its ability to issue senior securities. A “senior security” is an obligation of a fund, with respect to its earnings or assets, that takes precedence over the claims of the fund’s shareholders with respect to the same earnings or assets.  The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the fund’s ability to use leverage.  In general, leverage occurs when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time.

SEC Staff interpretations allow an open-end fund under certain conditions to engage in a number of types of transactions that might otherwise be considered to create “senior securities,” for example, short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to SEC Staff interpretations, when engaging in these types of transactions, in order to avoid creating a senior security, an open-end fund must either (i) mark on its books or its custodian’s books, or segregate with its custodian bank, cash or other liquid securities to cover its future obligations, or (ii) otherwise cover such obligation, in accordance with guidance from the SEC. This procedure limits the amount of a fund’s assets that may be invested in these types of transactions and the fund’s exposure to the risks associated with senior securities.

The Fund’s current investment policy relating to issuing senior securities is substantially the same as the proposed policy.  We are proposing the new policy as part of the entire package of fundamental investment policies for the Fund.  The Fund has no present intention of changing its current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities. Additionally, we are proposing moving the policy from non-fundamental to fundamental, giving shareholders the ability to approve any future change to the policy.  Therefore, the Board does not anticipate that approving the new policy will result in additional material risk to the Fund.

SUB-PROPOSAL 4C: TO AMEND THE FUND’S FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING.

Proposed fundamental investment policy:

The fund may not underwrite the securities of other issuers except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Under the 1940 Act, the Fund’s policy concerning underwriting is required to be a fundamental policy. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, an investment company may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors. Under these or other circumstances, the Fund could possibly be considered to be within the technical definition of an underwriter under the federal securities laws. SEC staff interpretations have clarified, however, that re-sales of privately placed securities by institutional investors, such as the Fund, do not make the institutional investor an underwriter in these circumstances. In addition, under certain circumstances, the Fund may be deemed to be an underwriter of its own securities.

The 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances.  The Fund’s current fundamental investment policy relating to underwriting prohibits the Fund from acting as an underwriter, except to the extent that the purchase of securities directly from the issuer and later re-sale may be deemed to be an underwriting.  The proposed policy relating to underwriting would permit the Fund to engage in underwriting to the fullest extent permitted by the 1940 Act and related interpretations, and thus would give the Fund greater flexibility to respond to future investment opportunities, subject to its investment objectives and strategies.

CRMC has advised the Board that the proposed revisions to the fundamental investment policy on underwriting, if adopted, are not expected to affect materially the manner in which the Fund’s investment strategy is being conducted at this time, as reflected in the Fund’s prospectus and SAI.

SUB-PROPOSAL 4D: TO AMEND THE FUND’S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE OR COMMODITIES.

Proposed fundamental investment policy:

The fund may not purchase or sell real estate or commodities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Under the 1940 Act, a fund’s restriction regarding investments in real estate or commodities must be fundamental. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly, or from owning commodities, whether physical commodities or contracts related to physical commodities, such as precious metals, oil or grains and related futures contracts, or financial commodities and contracts related to financial commodities, such as currencies and, possibly, currency futures.  However, the amount of illiquid assets a mutual fund may purchase is limited by SEC staff interpretations, and real estate is generally considered illiquid and physical commodities may be considered illiquid.

The Fund’s current fundamental investment policy relating to real estate prohibits the Fund from investing in real estate in the ordinary course of business; however the Fund may invest in securities secured by real estate or interests therein.  The Fund’s current fundamental investment policy regarding commodities states that the Fund may not purchase or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs.

The proposed policy would permit the Fund to continue to invest in securities secured by real estate or interests therein and would clarify the Fund’s ability to invest in securities of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, including real estate limited partnership interests.  The proposed restriction would also permit the Fund to hold and sell real estate, subject to limits on illiquid securities.  The proposed fundamental investment policy will also permit the Fund to purchase or sell commodities and contracts related to commodities to the fullest extent permitted by the 1940 Act and related interpretations.  The Fund may not use all of these investment strategies, but would like to maintain the flexibility to do so.

Modifying the Fund’s real estate restriction may increase the Fund’s exposure to certain risks inherent to investments in real estate, such as relative illiquidity, difficulties in valuation, and greater price volatility.  However, the Fund does not currently intend to materially change its investment strategies as they relate to real estate or interests therein.  The values of commodities and commodity related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors, including overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargo or political and regulatory developments.  These factors may have a larger impact on commodity prices and commodity linked instruments than on traditional investments.

CRMC has advised the Board that the proposed revisions to the fundamental investment policy on investments in real estate or commodities, if adopted, are not expected to affect materially the manner in which the Fund’s investment strategy is being conducted at this time, as reflected in the Fund’s prospectus and SAI.

SUB-PROPOSAL 4E: TO AMEND THE FUND’S FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING.

Proposed fundamental investment policy:

The fund may not make loans except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term “loan” may, under certain circumstances, be deemed to include certain transactions and investment-related practices.  Among those transactions and practices are the lending of portfolio securities, the purchase of certain debt instruments and the purchase of certain high-quality, liquid obligations with a simultaneous agreement by the seller to repurchase them at the original purchase price plus accrued interest (repurchase agreements).  If a fund adopts a fundamental policy that prohibits lending, the fund may still invest in debt securities, enter into securities lending transactions, and enter into repurchase agreements if it provides an exception from the general prohibition.

The 1940 Act does not prohibit a fund from making loans.  SEC interpretations, however, currently prohibit a mutual fund from lending more than 33-1/3% of its total assets, except through the purchase of debt obligations or the use of repurchase agreements.  Additionally, under SEC Staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities. To the extent that the Fund enters into lending transactions under these limited circumstances, the Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities. (See Sub-Proposal 4B above.)

The Fund’s current investment restriction regarding lending prohibits the Fund from loaning money, except that the Fund may purchase debt securities, enter into repurchase agreements and lend its portfolio securities. The revised policy, if adopted, will allow the fund to lend money and other assets to the fullest extent permitted by the 1940 Act and related interpretations.  The revised policy will not prevent the Fund from purchasing or investing in debt securities and loan obligations within its investment parameters.  While lending securities may be a source of income to the Funds, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially.  Loans would be made, however, only when the Investment Adviser believes the income justifies the attendant risk, if at all.

CRMC has advised the Board that the proposed revisions to the fundamental investment policy on lending, if adopted, are not expected to affect materially the manner in which the Fund’s investment strategy is being conducted at this time, as reflected in the Fund’s prospectus and SAI.

SUB-PROPOSAL 4F: TO AMEND THE FUND’S FUNDAMENTAL INVESTMENT POLICY REGARDING INDUSTRY CONCENTRATION.

Proposed fundamental investment policy:

Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not purchase the securities of any issuer if, as a result of such purchase, the fund's investments would be concentrated in any particular industry or group of industries.

Under the 1940 Act, a fund’s policy regarding concentration of investments in the securities of companies in any particular industry must be a fundamental policy. While the 1940 Act does not define concentration, the SEC staff takes the position that a fund “concentrates” its investments if it invests 25% or more of its total assets in one or more issuers conducting their principal activities in any particular industry or group of industries. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.  It is possible that interpretations of concentration could change in the future.

The proposed concentration policy is substantially the same as the Fund’s current policy, except that it gives the Fund the flexibility to adjust its policy if the SEC’s interpretations of concentration change in the future.  The proposed restriction reflects a more modernized approach to industry concentration, and provides the Fund with investment flexibility that ultimately is expected to help the Fund respond to future legal, regulatory, market or technical changes. In addition, the Board may from time to time establish guidelines regarding industry classifications.  The proposed policy will be interpreted to permit investment without limit in the securities of the U.S. government and its agencies and instrumentalities.  Issuers of these securities will not be considered to be members of any industry.

CRMC has advised the Board that the proposed revisions to the fundamental investment policy on industry concentration, if adopted, are not expected to affect materially the manner in which the Fund’s investment strategy is being conducted at this time, as reflected in the Fund’s prospectus and SAI.

SUB-PROPOSAL 4G: TO APPROVE THE FUND’S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN TAX-EXEMPT SECURITIES

Proposed fundamental investment policy:

The Fund will maintain its status as a tax-exempt fund consistent with (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Rule 35d-1 under the 1940 Act (the “name rule”) requires that a tax-exempt mutual fund adopt a fundamental policy regarding its tax-exempt status and not change its tax-exempt status without shareholder approval.  Under the 1940 Act, a fund whose name suggests that its distributions are exempt from federal income tax must under normal circumstances invest at least 80% of its assets in, or derive at least 80% of its income from securities that are exempt from federal income tax.  Additionally, any such fund may only invest up to 20% of its assets in securities that are subject to the alternative minimum tax.

The Fund’s current investment policy relating to its tax-exempt status is substantively the same as the proposed policy, except that it gives the Fund the flexibility to adjust its policy if the SEC’s interpretations on this subject change in the future.  We are proposing the new policy as part of the entire package of fundamental investment policies for the Fund.  The Fund has no present intention of changing its current investment strategies that would result in a change to the Fund’s overall tax-exempt status.

THE BOARD OF TRUSTEES RECOMMENDS
THAT YOU VOTE “FOR” PROPOSAL 4.

PROPOSAL 5: TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUND’S  FUNDAMENTAL INVESTMENT POLICIES.

The Fund’s existing fundamental investment policies, including those recommended to be eliminated, are detailed in Appendix D.  If the Fund’s shareholders approve Proposal 5, the elimination of such investment restrictions of the Fund will be effective as of the date the Fund’s registration statement is updated and reflects such changes to the Fund’s fundamental investment policies, which is anticipated to be in the summer of 2009.  The Board of Trustee recommends that you vote “FOR” Proposal 5.

WHY IS THE BOARD RECOMMENDING THAT CERTAIN FUNDAMENTAL INVESTMENT POLICIES BE ELIMINATED, AND WHAT EFFECT WILL THEIR ELIMINATION HAVE ON THE FUND?

Certain of the Fund’s fundamental investment policies are either restatements of restrictions that are already included within the 1940 Act, are more restrictive than current SEC staff interpretations or are not required. These restrictions include those relating to (1) entering into repurchase agreements; (2) purchasing securities that are illiquid; (3) selling securities short; (4) purchasing securities on margin; (5) mortgaging, pledging or hypothecating assets; (6) purchasing securities of other investment management companies; (7) writing, purchasing or selling puts, call, straddles or spreads; (8) purchasing securities of issuers where affiliated persons of the Fund own a portion of the issuer; (9) investing in issuers with short operating histories and (10) diversification.

Accordingly, CRMC has recommended, and the Board has determined, that these ten policies (referred to in this Proposal 5 as the “Restrictions”) be eliminated and that their elimination is consistent with the federal securities laws. By reducing the total number of investment policies that can be changed only by a shareholder vote, the Board believes that the Fund will be able to reduce the costs and delays associated with holding future shareholder meetings for the purpose of revising fundamental investment policies that become outdated or inappropriate. Elimination of the Restrictions would also enable the Fund to be managed in accordance with the current requirements of the 1940 Act, without being constrained by additional and unnecessary limitations. The Board believes that the elimination of the Restrictions is in the best interest of the Fund’s shareholders as it will provide the Fund with increased flexibility to pursue its investment objectives and will enhance the Investment Adviser’s ability to manage the Fund’s assets in a changing investment environment.

WHICH TEN RESTRICTIONS IS THE BOARD RECOMMENDING THAT THE FUND ELIMINATE?

The Fund currently is subject to ten Restrictions that are proposed to be eliminated. The exact language of the Restrictions has been included in Appendix D.

1.           REPURCHASE AGREEMENTS

The Fund’s current fundamental policy prohibits the Fund from entering into any repurchase agreements if as a result more than 10% of the Fund’s assets would be subject to repurchase agreements maturing in more than seven days.  The 1940 Act does not require the Fund to adopt fundamental investment policies regarding repurchase agreements. Additionally, CRMC does not anticipate that deleting the current policy will result in additional material risk to the Fund at this time.  Therefore, the Board is recommending that the restriction be eliminated.

2.	ILLIQUID AND RESTRICTED SECURITIES

The Fund’s current fundamental investment policy on illiquid and restricted securities prohibits the Fund from investing more than 10% of its total assets in securities subject to restrictions on disposition or securities for which there is no readily available market (including securities of foreign issuers not listed on any recognized foreign or domestic exchange), or entering into repurchase agreements or purchasing time deposits maturing in more than seven days.  With some exceptions, “restricted securities” generally include securities that have not been registered under the Securities Act of 1933, as amended, and therefore may only be resold to certain institutional investors under certain circumstances, and securities that are subject to other contractual restrictions on resale. To the extent that a restricted security is not readily marketable at a price that is approximately equal to the value placed on such assets by the Fund, these types of securities may be considered illiquid.

If this restriction is eliminated, the Fund would remain subject to the limitations imposed by the SEC staff on an open-end fund’s ability to invest in illiquid securities, which prohibits a fund from investing more than 15% of its net assets in illiquid securities, including securities that are not readily marketable. This change in the prohibition on investments in illiquid securities from 10% of the Fund’s assets to 15% of its assets in connection with the Conversion is consistent with the SEC staff’s prohibition on a fund’s ability to invest in illiquid securities, as the prohibition mentioned above as applied to money market funds is currently 10%.  Additionally, CRMC does not anticipate that deleting the current policy will result in additional material risk to the Fund at this time. Therefore, the Board is recommending that the current fundamental investment restriction relating to illiquid and restricted securities be eliminated.

3 & 4.    SELLING SECURITIES SHORT / PURCHASING SECURTIES ON MARGIN

The Fund’s current fundamental investment policies prohibit the Fund from engaging in short sales of securities and purchasing securities on margin. The 1940 Act does not require the Fund to adopt fundamental investment policies regarding engaging in short sales or purchasing on margin, except to the extent that these transactions may result in the creation of senior securities (as described more fully in Sub-Proposal 4B above).

If these fundamental policies are eliminated, current 1940 Act provisions on issuing senior securities, engaging in short sales and purchasing on margin, together with the proposed fundamental investment restriction on senior securities and borrowing, will limit the ability of the Fund to engage in short sales and purchase securities on margin. CRMC does not anticipate that deleting the current policies will result in additional material risk to the Fund at this time.  Therefore, the Board is recommending that the restrictions be eliminated.

5.           MORTGAGING, PLEDGING OR HYPOTHECATING ASSETS

The Fund’s current fundamental investment policy prohibits the Fund from mortgaging, pledging or hypothecating its assets for any purpose, except to secure borrowings for temporary or emergency purposes and then only to an extent not greater than 5% of the Fund’s total assets. This fundamental investment policy is not required by the federal securities laws or any SEC interpretation. Additionally, CRMC does not anticipate that deleting the current policy will result in additional material risk to the Fund at this time. Accordingly, the Board is recommending that this fundamental investment restriction be eliminated.

6.           INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund’s current fundamental investment policy prohibits the Fund from investing in other managed investment companies.  This fundamental investment policy is more restrictive than the 1940 Act and current SEC Staff interpretations, which do not require a fund to adopt such a provision as a fundamental investment policy.

Upon elimination of this restriction, the Fund would remain subject to the restrictions under Section 12(d) of the 1940 Act relating to the Fund’s ability to invest in other investment companies, including open-end and closed-end investment companies, except where the Fund has received an exemption from such restrictions.  The 1940 Act restrictions generally specify that the Fund may not purchase more than 3% of another fund’s total outstanding voting stock, invest more than 5% of its total assets in another fund’s securities, or have more than 10% of its total assets invested in securities of all other funds, subject to certain SEC staff exemptions. Additionally, CRMC does not anticipate that deleting the current policy will result in additional material risk to the Fund at this time. Therefore, the Board is recommending that the restriction be eliminated.

7.           PUTS, CALLS, STRADDLES AND SPREADS

The Fund’s current fundamental investment policy prohibits the Fund from writing, purchasing or selling puts, calls, straddles, spreads or any combination thereof, except for the purchase of municipal securities that have put or stand-by commitment features.  The 1940 Act does not require the Fund to adopt fundamental investment policies regarding engaging in puts, calls, straddles and spreads, except to the extent that these transactions may result in the creation of senior securities (as described more fully in Sub-Proposal 4B above).

Current 1940 Act provisions on issuing senior securities, the SEC Staff’s stance on puts, calls, straddles and spreads and the proposed fundamental investment restriction on senior securities, will limit the ability of the Fund to engage in these activities. CRMC does not anticipate that deleting the current policies will result in additional material risk to the Fund at this time.  Therefore, the Board is recommending that the restriction be eliminated.

8.           MANAGEMENT OWNERSHIP OF SECURITIES

The Fund’s current fundamental investment policy prohibits the Fund from investing in companies in which certain affiliated persons of the Fund have an ownership interest. This restriction was based on state law provisions that have been preempted by NSMIA. In addition, the 1940 Act provisions addressing conflicts of interest would continue to apply to the Fund. CRMC does not anticipate that deleting the current policy will result in additional material risk to the Fund at this time. Therefore, the Board is recommending that the restriction be eliminated.

9.           THREE YEARS OF CONTINUOUS OPERATIONS

The Fund’s current fundamental investment policy relating to investments in newer companies limits the Fund’s ability to invest more than 5% of the value of its total assets in securities of issuers with a record of less than three years of continuous operation.  This restriction was based upon state securities laws that have been preempted by NSMIA. Additionally, CRMC does not anticipate that deleting the current policy will result in additional material risk to the Fund at this time. Therefore, the Board proposes that the restriction be eliminated.

10.	DIVERSIFICATION

The Fund’s current fundamental investment policy regarding diversification prohibits the Fund from purchasing any security if as a result of such investment (a) with respect to 75% of the Fund’s total assets, more than 5% of the Fund’s assets would be invested in securities of the issuer, or (b) the Fund would hold more than 10% of any class of securities of any class of securities or of the total securities of the issuer.

The 1940 Act does not require the Fund to adopt a fundamental policy regarding diversification.  However, the 1940 Act requires every mutual fund to state whether it is diversified or non-diversified, and requires any change from diversified to non-diversified status to be approved in advance by fund shareholders. A fund is “diversified” under the 1940 Act if at least 75% of its total assets consist of cash and cash items, securities of the U.S. government and its agencies and instrumentalities, securities of other investment companies, and other securities limited as to any one issuer in an amount not greater than 5% of the value of the total assets of the fund and not more than 10% of the outstanding voting securities of the issuer.  These limitations do not apply for up to 25% of the fund’s total assets.  The Fund’s existing policy on diversification is more restrictive than the 1940 Act requirement in that it prohibits the Fund from holding 10% of any class of securities or of the total securities of an issuer and applies this limit to 100% of the total assets of the Fund.

The Board proposes to eliminate the current policy so that the Fund would have the flexibility to be diversified to the fullest extent provided by the 1940 Act, and if the requirements for diversification were to change the Fund would be able to take advantage of that change without seeking shareholder approval.  The Fund would still be required to seek shareholder approval if it wants to become a non-diversified fund.

WHAT ARE THE RISKS, IF ANY, IN ELIMINATING THE RESTRICTIONS?

The Board does not anticipate that eliminating the Restrictions will result in any additional material risk to the Fund at this time. However, if Proposal 5 is approved the Fund’s ability to invest in illiquid securities will increase from 10% of the Fund’s assets to 15% of its assets.  If this Proposal 5 is approved, the Fund will continue to be subject to the limitations of the 1940 Act, and any rule, SEC staff interpretation, and exemptive orders granted under the 1940 Act.  Moreover, the Fund does not currently intend to change its present investment practices as a result of eliminating the Restrictions.

THE BOARD OF TRUSTEES RECOMMENDS
THAT YOU VOTE “FOR” PROPOSAL 5.

PART II

ADDITIONAL INFORMATION ABOUT THE FUND

THE INVESTMENT ADVISER.  Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the Fund.  Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071, and 6455 Irvine Center Drive, Irvine, California 92618. Capital Research and Management Company manages the investment portfolios and business affairs of the Fund pursuant to an investment advisory and services agreement.

THE UNDERWRITER.  American Funds Distributors, Inc., an affiliate of CRMC, is the principal underwriter of the Fund shares. American Funds Distributors, Inc. is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

THE TRANSFER AGENT. American Funds Service Company, a wholly owned subsidiary of CRMC, maintains the records of shareholder accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618.  In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements.

THE CUSTODIAN.  JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017, is the custodian for the Fund’s cash and securities.

LEGAL PROCEEDINGS.  On February 16, 2005, the NASD (now the Financial Industry Regulatory Authority, or FINRA) filed an administrative complaint against the principal underwriter for the Fund. The complaint alleges violations of certain NASD rules by the principal underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On August 30, 2006, a FINRA Hearing Panel ruled against the principal underwriter and imposed a $5 million fine. On April 30, 2008, FINRA’s National Adjudicatory Council affirmed the decision by FINRA’s Hearing Panel.  The principal underwriter has appealed this decision to the Securities and Exchange Commission.

CRMC and the principal underwriter believe that the likelihood that this matter could have a material adverse effect on the Fund or on the ability of CRMC or the principal underwriter to perform their contracts with the Fund is remote. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of California, relating to this and other matters. CRMC believes that these suits are without merit and will defend itself vigorously.

OTHER MATTERS.  The Fund’s last audited financial statements and its annual report for the fiscal year ended September 30, 2008, are available free of charge. Copies of these documents can be obtained by writing to the secretary of the Fund at 333 South Hope Street, Los Angeles, California 90071 or by calling American Funds Service Company, toll free, at 800/421-0180.

SHAREHOLDERS SHARING THE SAME ADDRESS. If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Fund has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Fund will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call American Funds Service Company at 800/421-0180 or write to the secretary of the fund at 333 South Hope Street, Los Angeles, California 90071 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future, or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

PRINCIPAL SHAREHOLDERS. As of the Record Date, the outstanding shares and classes of the Fund were as follows:

Class	Number of shares outstanding
Class A	844,442,072
Class R-5	136,153,855

As of February 28, 2009, the Fund’s shareholders of record and/or beneficial owners (to the Fund’s knowledge) who owned five percent or more of the Fund’s shares are set forth below:

Name and Address	Ownership percentage

First Clearing, LLC	Class A	6.32%
Glen Allen, VA

Edward D. Jones & Co.	Class A	5.31
Maryland Heights, MO

James Drasdo	Class A	5.08
Santa Barbara, CA

Capital Guardian Trust Company	Class R-5	12.97
Personal Investment Management Account #1
Irvine, CA

Capital Guardian Trust Company	Class R-5	7.49
Personal Investment Management Account #2
Irvine, CA

As of February 28, 2009, the Officers and Trustees of the Fund, as a group, owned of record and beneficially less than 1% of the outstanding voting securities of the Fund.

CONTACTING THE BOARD OF TRUSTEES. If a shareholder wishes to send a communication to the Board of Trustees, such correspondence should be in writing and addressed to the Board of Trustees at the Fund’s offices, 333 South Hope Street, Los Angeles, California 90071, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

AUDIT COMMITTEE

AUDIT COMMITTEE AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The
Fund’s Audit Committee acts as the liaison between the full Board and the Fund’s independent registered public accounting firm (“auditors”).  The Audit Committee is responsible for the appointment, compensation and retention of the Fund’s auditors, including evaluating their independence, recommending the selection of the Fund’s auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Fund’s financial reports and internal accounting. The Audit Committee is currently comprised of Richard G. Capen, Jr., H. Frederick Christie, Leonard R. Fuller, and R. Clark Hooper, all of whom are Independent Trustees.

SELECTION OF AUDITORS. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP (“PwC”) as auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

AUDIT FEES. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $33,000 for the fiscal year ended September 30, 2008 and $31,000 for the fiscal year ended September 30, 2007.

AUDIT-RELATED FEES. There were no fees paid to PwC for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Fund’s financial statements and not reported under “Audit Fees” above.

TAX FEES. PwC did not render any tax compliance, tax advice or tax planning services (“tax services”) to the Fund for the fiscal year ended September 30, 2008 or for the fiscal year ended September 30, 2007. The Audit Committee pre-approves PwC’s engagement for tax services to be provided to CRMC and certain entities controlling, controlled by, or under common control with CRMC that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The fees for these tax services were $6,000 for the fiscal year ended September 30, 2008 and $6,000 for the fiscal year ended September 30, 2007. The tax services for which these fees were paid included tax compliance and advice.

ALL OTHER FEES. The Fund did not pay any fees for products or services provided by PwC to the Fund, other than those reported above, for the fiscal years ended September 30, 2008 and September 30, 2007.

AGGREGATE NON-AUDIT FEES. The aggregate fees paid to PwC for non-audit services to the Fund and to CRMC or to any entity controlling, controlled by, or under common control with CRMC that provide ongoing services to the Fund were $0 for the fiscal year ended September 30, 2008 and $7,000 for the fiscal year ended September 30, 2007.  The Audit Committee has determined that the provision of the non-audit services, including tax-related services, that were rendered to CRMC and to any entities controlling, controlled by, or under common control with CRMC that provide ongoing services to the Fund is compatible with maintaining PwC’s independence.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The Audit Committee has adopted pre-approval policies and procedures that state that all such services described above and provided by PwC must be directly pre-approved by the Audit Committee, provided that the Committee Chair is authorized to review and pre-approve such services up to an aggregate amount of $5,000 and the Committee Chair reports such matters to the full Committee at its next meeting.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

SOLICITATION OF PROXIES. Your vote is being solicited by the Trustees.  The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund has engaged Computershare, a professional proxy solicitation firm, to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an estimated cost of  approximately $30,000 to $50,000, including out-of-pocket expenses. The Fund expects that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. If the Fund does not receive your proxy by a certain time you may receive a telephone call from the proxy soliciting agent asking you to vote. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of CRMC involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Special Meeting.

VOTING BY BROKER-DEALERS. The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that broker-dealers may vote on Proposal 1, Election of a Board of Trustees, on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

QUORUM. Holders of a majority of the outstanding shares of the Fund, present in person or represented by proxy, constitute a quorum at the Special Meeting for purposes of acting upon the Proposals. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxy instructions reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

METHOD OF TABULATION. Proposal 1, to elect a Board of Trustees, requires the affirmative vote of a plurality of the votes cast of the holders of shares entitled to vote present in person or represented by proxy at the Special Meeting at which a quorum is present; the eleven nominees receiving the most votes will be elected. Proposal 3, to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Massachusetts business trust to a Delaware statutory trust requires the affirmative vote of 50% of the shares of the Fund outstanding.  Proposal 2, to approve conversion of the Fund from a money market fund, Proposal 4, to approve amendments to certain of the Fund’s fundamental investment policies (including seven Sub-Proposals), and Proposal 5, to approve the elimination of certain of the Fund’s fundamental investment policies, each requires the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund; or (ii) 67% or more of the outstanding shares of the Fund present at the Special Meeting, if the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy. Abstentions and broker non-votes will be treated as votes present at the Special Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on Proposal 1 and will have the effect of a vote “against” Proposals 2, 3, 4 and 5.  Proxy cards that are signed and dated, but not completed for each item, will be voted “FOR” each item that has no indication.

ADJOURNMENT. The Special Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy) and entitled to vote at the Special Meeting, or by the Chairman or Vice Chairman of the Board, the president of the Fund or other authorized officer of the Fund. Such authority to adjourn the Special Meeting may be exercised if a quorum is not present at the Special Meeting, or, if a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with Massachusetts business trust law and the Fund’s By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at such meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Special Meeting prior to adjournment. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules.

SHAREHOLDER PROPOSALS. The Fund is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund’s proxy statement for the next meeting of shareholders should send his or her written proposal to the Fund’s offices at 333 South Hope Street, Los Angeles, California 90071, Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and other governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

OTHER BUSINESS.  No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Special Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

By Order of the Board of Trustees,

/s/ Kimberly S. Verdick

Kimberly S. Verdick
SECRETARY

April 23, 2009

APPENDIX A

FORM OF
NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.	COMMITTEE ORGANIZATION

The Nominating and Governance Committee (“the Committee”), a committee established by the Board of Directors (the “Board”), will be comprised solely of each member of the Board who is not considered an “interested person” of the Fund under the Investment Company Act of 1940 (the “Act”), and who is otherwise independent.  To be considered independent a member may not, other than in his or her capacity as a member of the Board, the Committee or any other committee of the Board, accept any consulting, advisory or other compensatory fee from the Fund, or be a former officer or director of Capital Research and Management Company (“CRMC”) or any of its affiliates.

If the Board has not designated a Chair of the Committee, the Committee members may designate a Chair by majority vote of all members.  The Fund’s Secretary will serve as Secretary of the Committee.

The Committee will meet with the frequency, and at the times, determined by the Committee Chair or a majority of Committee members.  Under normal circumstances, the Committee is expected to meet at least annually.  The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member, normally at least one week before the meeting.  The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members promptly.  The Committee may ask independent legal counsel, representatives of CRMC or others to attend Committee meetings and provide pertinent information as necessary or desirable.  The Committee may also meet in executive session.

II.	DUTIES AND RESPONSIBILITIES

The Committee will:

(a)
Evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent director skills and characteristics.  In doing so, the Committee will take into account all factors it considers relevant, including experience, demonstrated capabilities, independence, commitment, reputation, background, understanding of the investment business and understanding of business and financial matters generally.  Where feasible and appropriate, the Committee will seek to enhance the diversity of Board membership.  The Committee will also consider Board member succession issues.

(b)
Identify and screen independent director candidates for appointment to the Board, and submit final recommendations to the full Board for approval.  If the Fund has an Advisory Board, the Committee will perform a similar function in relation to the Advisory Board.[1]  The Committee will, in identifying and screening candidates, adhere to the policies and objectives it has previously formulated concerning independent director skills and characteristics.

(c)
Review independent director (and, if applicable, Advisory Board member) compensation at least every two years, and expense-reimbursement policies as appropriate.  The Committee will make recommendations on these matters to the full Board.[2]

(d)
Review materials, including information drawn from independent director questionnaires, relating to positions, transactions and relationships that could reasonably bear on the independence of directors or raise concerns regarding potential conflicts of interest.

(e)
Make recommendations to the full Board concerning the appointment of independent directors to the Board’s committees.  The Committee may make recommendations to the full Board concerning the appointment of the Chair of each Board committee and periodic changes in those appointments and designations.[3]

(f)
Periodically consider the responsibilities of Board committees, the continuing need for each committee, the possible need for additional committees, and the desirability of combining or reorganizing committees, and make recommendations to the full Board with respect to such matters.

III.	AUTHORITY AND RESOURCES

The Committee will have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting independent directors.

Independent legal counsel to the independent directors will serve as independent legal counsel to the Committee.

IV.	POLICIES AND PROCEDURES

The Committee’s policies and procedures may change from time to time to reflect new or evolving business conditions or nominating committee practices.  In meeting its responsibilities, the Committee is expected to:

(a)
Provide oversight regarding the orientation of new independent directors.[4]  The Committee Chair will designate an experienced independent director to assist, and be available to, each new independent director during his or her first year of service on the Board.

(b)
Consider, at such times as the Committee may deem appropriate, whether the composition of the Board, its committees (and, if applicable, the Fund’s Advisory Board) reflect an appropriate blend of skills, backgrounds and experience, in relation to the goal of maximizing their effectiveness.  The Committee may also consider the effectiveness of meetings, including their frequency, scheduling and duration, adequacy and focus of agendas, and materials and presentations, and, as appropriate, Board member attendance.

(c)	Periodically review and reassess the adequacy of this Charter, and recommend to the full Board any changes deemed advisable.

1 Committee members are encouraged to be alert to potential candidates on an ongoing basis, so that a pool of prospects is available for consideration when needs arise.  As part of the identification and screening process, the Committee may consider candidates CRMC suggests, and may involve CRMC representatives in screening candidates.  However, the decision to approve candidates for submission to the Board (or Advisory Board, if applicable) will be made exclusively by the Committee.

2 Director compensation recommendations may take into account the size of the Fund, the demands placed on the independent directors, the practices of other mutual fund groups, the need to attract and retain qualified independent directors, any relevant regulatory or judicial developments, and other considerations deemed appropriate by the Committee.

3 Recommendations in this area will be made after consideration of all relevant factors, including the desires and capacities of individual directors, and their roles on the boards and board committees of other funds managed by CRMC.  Formal term limits for committee members or Chairs are not necessary, but the Committee will periodically consider their terms of service and the possible desirability of changes.

4 It is expected that orientation materials will be provided to each new director and one or more orientation sessions arranged.  These sessions should be geared towards providing a working knowledge of the duties and obligations of mutual fund directors and their role in overseeing mutual fund investments and operations.  Orientation sessions may be facilitated by or include members of the Committee, representatives of CRMC and/or independent legal counsel, as appropriate.  New independent directors are encouraged to participate in other educational opportunities, including those provided by the Investment Company Institute.

APPENDIX B

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of this ___ day of ________, 2009 by and between The Tax-Exempt Money Fund of America, a Massachusetts business trust (the “Fund”), and American Funds Short-Term Tax-Exempt Bond Fund, a Delaware statutory trust (the “DE Trust”) (the Fund and the DE Trust are hereinafter collectively referred to as the “parties”).

In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1. Plan of Reorganization.

a. Upon satisfaction of the conditions precedent described in Section 3 hereof, the Fund will convey, transfer and deliver to the DE Trust at the closing provided for in Section 2 (hereinafter referred to as the “Closing”) all of the Fund’s then-existing assets (the “Assets”). In consideration thereof, the DE Trust agrees at the Closing (i) to assume and pay when due all obligations and liabilities of the Fund, existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any (collectively, the “Liabilities”), such Liabilities to become the obligations and liabilities of the DE Trust; and (ii) to deliver to the Fund in accordance with paragraph (b) of this Section 1, one (1) share of each series and class of shares of beneficial interest, without par value, of the DE Trust, for each ten (10) shares of the corresponding series and class of shares of beneficial interest, without par value, of the Fund outstanding at the time of calculation of the Fund’s net asset value (“NAV”) on the business day immediately preceding the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (“Code”). The Fund shall distribute to the Fund’s shareholders the shares of the DE Trust in accordance with this Agreement and the resolutions of the Board of Trustees of the Fund (the “Board of Trustees”) authorizing the transactions contemplated by this Agreement.

b. In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the DE Trust will establish an open account for each shareholder of the Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the corresponding series and class of the DE Trust equal to one (1) share of beneficial interest for each ten (10) shares of beneficial interest such shareholder holds in the corresponding series and class of the Fund at the time of calculation of the Fund’s NAV on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of the DE Trust will be carried to the third decimal place. At the time of calculation of the Fund’s NAV on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of each series and class of shares of the DE Trust shall be deemed to be ten dollars ($10.00) per share and the net asset value per share of each series and class of shares of the Fund shall be one dollar ($1.00) per share. On the Effective Date of the Reorganization, each certificate representing shares of a series and class of the Fund will be deemed to represent one-tenth (1/10) the number of shares of the corresponding series and class of the DE Trust. Simultaneously with the crediting of the shares of the DE Trust to the shareholders of record of the Fund, the shares of the Fund held by such shareholders shall be cancelled. Each shareholder of the Fund will have the right to deliver their share certificates of the Fund to the DE Trust in exchange for share certificates of the DE Trust. However, a shareholder need not deliver such certificates to the DE Trust unless the shareholder so desires.

c. As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary steps under Massachusetts law to effect a complete dissolution of the Fund.

d. The expenses of entering into and carrying out this Agreement will be borne by the Fund.

2. Closing and Effective Date of the Reorganization.

The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets to the DE Trust in exchange for the assumption and payment, when due, by the DE Trust, of the Liabilities of the Fund; and (ii) the issuance and delivery of the DE Trust’s shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. Subject to receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Fund at which this Agreement is considered and approved, the Closing shall occur on such date as the officers of the parties may mutually agree (“Effective Date of the Reorganization”).

3. Conditions Precedent.

The obligations of the Fund and the DE Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

a. Such authority and orders from the U.S. Securities and Exchange Commission (the “Commission”) and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

b. (i) One or more post-effective amendments to the Fund’s Registration Statement on Form N-1A (“Registration Statement”) under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (“1940 Act”), containing such amendments to such Registration Statement as are determined under the supervision of the Board of Trustees to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the DE Trust shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment or amendments to the Fund’s Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act (“Form N-8A”) reflecting the change in name and legal form of the Fund to a Delaware statutory trust shall have been filed with the Commission and the DE Trust shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

c. Each party shall have received an opinion of Paul, Hastings, Janofsky & Walker, LLP to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of The Commonwealth of Massachusetts and the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Paul, Hastings, Janofsky & Walker, LLP, the reorganization contemplated by this Agreement qualifies as a “reorganization” under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the DE Trust or the shareholders of the Fund or the DE Trust;

d. The shares of the DE Trust are eligible for offering to the public in those states of the United States in which the shares of the Fund are currently eligible for offering to the public so as to permit the issuance and delivery by the DE Trust of the shares contemplated by this Agreement to be consummated;

e. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Board of Trustees and the shareholders of the Fund;

f. The shareholders of the Fund shall have voted to direct the Fund to vote, and the Fund shall have voted, as sole shareholder of the DE Trust, to:

(i)
Elect as Trustees of the DE Trust the following individuals: Richard G. Capen, Jr., H. Frederick Christie, James G. Ellis, Martin Fenton, Leonard R. Fuller, R. Clark Hooper, Laurel B. Mitchell, Richard G. Newman, Frank M. Sanchez, Steadman Upham, Brenda S. Ellerin and Paul G. Haaga, Jr.; and

(ii)
Approve an Investment Advisory and Services Agreement between Capital Research and Management Company (“Investment Adviser”) and the DE Trust, which is substantially the same as the then-current Investment Advisory and Services Agreement between the Investment Adviser and the Fund.

g. The Trustees of the DE Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby, including authorization of the issuance and delivery by the DE Trust of shares of the DE Trust on the Effective Date of the Reorganization and the assumption by the DE Trust of the Liabilities of the Fund in exchange for the Assets of the Fund pursuant to the terms and provisions of this Agreement, and shall have taken the following actions at a meeting duly called for such purposes:

(i)	Approval of the Investment Advisory and Services Agreement described in paragraph (f)(2) of this Section 3 between the Investment Adviser and the DE Trust;

(ii)	Approval of the assignment to the DE Trust of the custody agreement(s), as amended to date, between JPMorgan Chase Bank and the Fund;

(iii)	Selection of PricewaterhouseCoopers LLP as the DE Trust’s independent registered public accounting firm for the current fiscal year;

(iv)	Approval of an administrative services agreement with the Investment Adviser in substantially the same form as the Fund’s then current agreement;

(v)	Approval of a principal underwriting agreement between the DE Trust and American Funds Distributors, Inc. in substantially the same form as the Fund’s then current agreement;

(vi)
Approval of plans of distribution by the DE Trust pursuant to Rule 12b-1 under the 1940 Act for each relevant class of shares in substantially the same form as the then current plans for shares of the Fund;

(vii)	Approval of the multiple class plan pursuant to Rule 18f-3 in substantially the same form as the Fund’s then current plan;

(viii)	Approval of a shareholder services agreement with American Funds Service Company in substantially the same form as the Fund’s then current agreement;

(ix)
Authorization of the issuance by the DE Trust of one share of each series of the DE Trust to the Fund in consideration for the payment of $10.00 for each such share for the purpose of enabling the Fund to vote on the matters referred to in paragraph (h) of this Section 3, and the subsequent redemption of such shares, all prior to the Effective Date of the Reorganization; and

(x)	Submission of the matters referred to in paragraph (f) of this Section 3 to the Fund as sole shareholder of each series of the DE Trust.

At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Boards of Trustees of the Fund and the DE Trust, if, in the judgment of such Boards of Trustees, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Fund and the DE Trust under this Agreement.

4. Dissolution of the Fund.

Promptly following the Closing, the officers of the Fund shall take all steps necessary under Massachusetts law to dissolve its business trust status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from The Commonwealth of Massachusetts, and filing for record with the Secretary of the Commonwealth of Massachusetts of a Certificate of Termination.

5. Termination.

The Board of Trustees of the Fund may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6. Entire Agreement.

This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

7. Further Assurances; Other Agreements.

The Fund and the DE Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

The parties acknowledge and agree that this Agreement has been made and executed on behalf of the Fund and the DE Trust and is not executed or made by the officers or Trustees of the Fund or the DE Trust individually, but only as officers and Trustees under the Fund’s Declaration of Trust or the DE Trust’s Agreement and Declaration of Trust, respectively, and that the obligations of the Fund and the DE Trust hereunder are not binding upon any of the Trustees, officers or shareholders of the Fund or the DE Trust individually, but bind only the estate of the Fund or the DE Trust, as appropriate.

8. Closing and Effective Date of the Reorganization.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9. Closing and Effective Date of the Reorganization.

This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, the Fund and the DE Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf as of the day and year first-above written.

The Tax-Exempt Money Fund of America (a Massachusetts business trust)

By:
Name:
Title:

American Funds Short-Term Tax-Exempt Bond Fund (a Delaware statutory trust)

By:
Name:
Title:

APPENDIX C

SUMMARY COMPARISON OF GOVERNING DOCUMENTS AND
MASSACHUSETTS AND DELAWARE STATE LAW

The following is only a discussion of certain principal differences between the governing documents for The Tax-Exempt Money Fund of America, the Massachusetts business trust being reorganized (the “Fund”), and American Funds Short-Term Tax-Exempt Bond Fund, the reorganized Delaware statutory trust (the “DE Trust”), and is not a complete description of the Fund’s or the DE Trust’s governing documents. Further information about the Fund’s current trust structure is contained in the Fund’s prospectus and governing documents, respectively, and in relevant state law.

Organization and Capital Structure

The Fund is a Massachusetts business trust (an “MBT”). An MBT is an unincorporated business association organized under a Massachusetts statute governing business trusts (the “Massachusetts Statute”).  The Fund’s operations are governed by its Declaration of Trust (the “Fund’s Declaration”) and its By-Laws (the “Fund’s By-Laws”), as they may have been amended from time to time. The business and affairs of the Fund are managed under the supervision of its Board of Trustees.  The shares of beneficial interest of the Fund have no par value and the Fund’s Declaration authorizes the issuance of an unlimited number of shares, which may be divided into separate and distinct series or classes.  These series and classes have the rights, powers and duties set forth in the Fund’s Declaration or as specified in resolutions of the Fund’s Board of Trustees.

The DE Trust is a Delaware statutory trust (a “DST”). A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”). Like an MBT, the DE Trust’s operations are governed by its Agreement and Declaration of Trust (the “DE Trust’s Declaration”) and its By-Laws (the “DE Trust’s By-Laws”), and its business and affairs are managed under the supervision of its Board of Trustees.  The DE Trust’s shares of beneficial interest are issued without par value and the DE Trust’s Declaration authorizes the issuance of an unlimited number of shares, which may be divided into separate and distinct series or classes. These series and classes will have the rights, powers and duties set forth in the DE Trust’s Declaration or as specified in resolutions of the DE Trust’s Board of Trustees. The DE Trust’s series and classes are identical to those of the Fund, except that the DE Trust will have additional classes of shares.

Governing Law

The Massachusetts Statute is essentially a filing statute and is silent on the significant features of MBTs.  Thus, the law that governs disputes arising out of an MBT’s governing documents is largely a body of common law that has emerged over many years and is uncertain in most areas.

The Delaware Statute allows for a trust to be governed by its governing documents, but also provides specified default provisions.  Moreover, to the extent provisions in the DE Trust’s Declaration and By-Laws are addressed by rules and principles established under Delaware corporation law and the laws governing other Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the DE Trust’s Declaration and By-Laws. Applying this body of law to the operation of the DE Trust should prove beneficial because these laws are extensively developed and business-oriented. In addition, Delaware’s Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized and better versed in the nuances of the law that will be applied to the DE Trust. These legal advantages make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

Meetings of Shareholders and Voting Rights

Neither the Fund’s Declaration nor the Fund’s By-Laws require the Fund to hold an annual shareholders’ meeting. Rather, the Fund’s Boards of Trustees decide whether and when shareholder meetings will be held.  The Fund’s By-Laws provide that shareholders entitled to vote at a meeting of shareholders shall be given notice of any shareholders’ meeting not less than ten nor more than ninety days before such meeting and that any shareholders’ meeting may be adjourned to a later date without further notice.  The Fund’s By-Laws also provide that the Board of Trustees may fix a record date for a shareholders’ meeting that is not more than sixty days and not less than ten days prior to such meeting.

The Fund’s By-Laws provide that a majority of the outstanding shares entitled to vote shall constitute a quorum at a shareholders’ meeting. The Fund’s Declaration provides that shareholders are entitled to one vote for each whole share that they own, and a proportionate fractional vote for each fractional share that they hold. All shares of the Fund entitled to vote on a matter shall vote in the aggregate without differentiation between shares of separate series or classes. With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the shareholders of the affected series or classes shall be entitled to vote on the matter. When a quorum is present at a meeting, a majority of the shares voted shall decide any questions and a plurality of votes shall elect a trustee, except when a larger vote is required by any provision of the Fund’s governing documents or by applicable law.  The Fund’s Declaration provides that shareholders shall have the power to vote on: (1) the election of trustees; (2) the termination of the Fund or any of its series; (3) amendments to the Fund’s Declaration; (4) the merger, consolidation or sale of assets of the Fund; (5) the re-domestication of the Fund; and (6) such additional matters relating to the Fund as may be required by law or as the Trustees may consider necessary or desirable. There is no cumulative voting in the election of trustees under the Fund’s Declaration.

Neither the Delaware Act, the DE Trust’s Declaration nor the DE Trust’s By-Laws require annual shareholders’ meetings. The DE Trust’s Declaration authorizes the calling of a shareholders’ meeting by the chairman of the Board or the trustees to take action on any matter deemed necessary or desirable by the Board of Trustees and also provides that a shareholders’ meeting shall be called by any trustee at the request of holders of 10% or more of the outstanding shares.  The DE Trust’s Declaration provides that shareholders shall be given notice of a shareholders’ meeting at least ten business days before the meeting and that a shareholders’ meeting may be adjourned to a later date without further notice to shareholders.  The DE Trust’s Declaration also provides that the Board of Trustees may fix a record date for a shareholders’ meeting that is not more than one hundred twenty days prior to such meeting.

The DE Trust’s Declaration provides one-third of the outstanding shares of the DE Trust (or a series or class, as applicable), entitled to vote at a meeting, which are present in person or represented by proxy, shall constitute a quorum at the meeting, except when there is a legal requirement for a larger quorum. The DE Trust’s Declaration provides that each full share of the DE Trust is entitled to one vote and each fractional share is entitled to a fractional vote. All shares of the DE Trust entitled to vote on a matter shall vote in the aggregate without differentiation between shares of separate series or classes. With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the shareholders of the affected series or classes shall be entitled to vote on the matter.  Subject to any legal requirements for a different vote, in all matters other than the election of trustees, shareholders may approve a proposal by a majority of votes cast. Trustees are elected by a plurality of votes cast. Where a separate vote by series or class is required, these voting requirements apply to those separate votes. The DE Trust’s Declaration provides that the DE Trust’s shareholders will have the right to vote on the election of trustees in order to comply with the provisions of the 1940 Act, for the removal of trustees in compliance with the DE Trust’s Declaration, certain amendments to the DE Trust’s Declaration or as the trustees of the DE Trust may consider necessary or desirable.  There is no cumulative voting for any matter.

Liability of Shareholders

The Massachusetts Statute does not include an express provision relating to the limitation of liability of the beneficial owners of an MBT. The Fund’s Declaration provides that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of the Fund or the acts, obligations or affairs of the Fund. The Fund’s Declaration further provides that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of the Fund, he or she shall not be held to any personal liability. The Fund’s Declaration requires the Fund to indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and to reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

Consistent with the Delaware Act, the DE Trust’s Declaration provides that no DE Trust shareholder, as such, shall be subject to any personal liability whatsoever to any person in connection with the property, acts, obligations or affairs of the DE Trust.

Liability Among Series

The Massachusetts Statute does not contain statutory provisions addressing series or class liability with respect to multi-series or multi-class investment companies. The Fund’s Declaration provides that the assets and liabilities of a particular series shall be separate from any other series. The Fund’s Declaration requires all persons extending credit to, contracting with, or having any claim against a particular series of a Fund shall look only to the assets of that particular series for payment of the credit, contract or claim.

The DE Trust’s Declaration also provides that each series of the DE Trust shall be separate and distinct from any other series of the DE Trust and shall hold and account for the assets and liabilities belonging to any series separately from the assets and liabilities of the DE Trust or any other series. It further provides that each class of a series of the DE Trust shall be separate and distinct from any other class of that series.

Dividends and Distributions

The Fund’s Declaration provides that each shareholder of a series is entitled to receive a series’ distributions of income and capital gains in the manner, at the time and on the terms set by that Fund’s Board of Trustees. The DE Trust’s Declaration provides that the shareholders of any series or class of the Trust shall be entitled to receive dividends and distributions when, if and as declared by its Board of Trustees, and that the right of the DE Trust’s shareholders to receive dividends or other distributions on shares of any class may be set forth in a plan adopted by the DE Trust’s Board of Trustees pursuant to the 1940 Act. For the Fund and the DE Trust, dividends and distributions may be paid in cash or in kind, and the respective Boards may retain such amounts as they may deem necessary or desirable for the conduct of the Fund’s or the DE Trust’s affairs.

Election of Trustees; Terms; Removal

The Fund’s Declaration provides that, except in the event of death, resignation, removal, bankruptcy, adjudicated incompetence, or other incapacity each Fund trustee shall hold office until the next meeting of shareholders called for the purpose of electing trustees and until his or her successor is elected and qualified.

Under the DE Trust’s Declaration, each trustee of the DE Trust shall hold office during the existence of the DE Trust and until its termination unless the trustee dies, resigns, is removed, retires or is otherwise incapacitated. Under the DE Trust’s Declaration, any trustee may be removed, with or without cause, by the vote of two-thirds of the shares of the Trust at any meeting called for that purpose or with cause by action of two-thirds of the remaining trustees of the DE Trust.

There is no cumulative voting for the election of trustees of the Fund or the DE Trust. The governing instruments for the Fund and the DE Trust provide a mechanism for the respective Boards to fill vacancies.

Liability of Trustees and Officers; Indemnification

The Massachusetts Statute does not include an express provision limiting the liability of the trustees of an MBT. The Fund’s Declaration provides that no trustee, officer, employee or agent of the Fund shall be subject to any personal liability for any action or failure to act, except that the trustees are not protected from any liability to which they may be subject as a result of their bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office (“Disabling Conduct”). It provides that claimants may only look to the property of the Fund for satisfaction of claims arising in connection with the affairs of the Fund. It further provides that if any trustee, officer, employee or agent of the Fund is made a party to any suit or proceeding to enforce any such claim, he or she shall not be held to any personal liability.

The Fund’s By-Laws provide that every person who is, or has been, a trustee or officer of the Fund shall be indemnified by the Fund to the fullest extent permitted by law. This indemnification covers all liability and expenses reasonably incurred or paid in connection with any proceeding in which he or she becomes involved because of being or having been a trustee or officer. The Fund’s By-Laws further provide, however, that no indemnification shall be provided to a trustee or officer for any liability to the Fund or the shareholders arising from Disabling Conduct and no indemnification shall be made unless a determination has been made by reasonable and fair means that the person has not engaged in Disabling Conduct.

The DE Trust’s Declaration provides that any person who is or was a trustee, officer, employee or other agent of the DE Trust shall be entitled to protection against personal liability for the obligations of the DE Trust, except for the person’s own Disabling Conduct. It further provides that, except for the person’s own Disabling Conduct, these persons shall not be responsible or liable for any act or failure to act of any other agent of the DE Trust or the DE Trust’s investment adviser or principal underwriter to the fullest extent that limitations of liability are permitted by the Delaware Act.

The DE Trust’s Declaration requires it to indemnify, to the fullest extent permitted under applicable law, each of its trustees, former trustees, and officers, and provides that it may indemnify its employees and agents, against all liabilities and expenses actually and reasonably incurred in connection with defense or disposition of any action, suit or other proceeding. It provides that there shall be no indemnification for any action, suit or other proceeding brought by reason of a person’s own Disabling Conduct.

Preemptive, Dissenter’s and Other Rights

The Fund’s Declaration provides that the Fund’s shareholders are not entitled to any preference, preemptive, appraisal, conversion or exchange rights. The DE Trust’s Declaration provides that no shareholder shall have any preemptive or other right to subscribe for new or additional authorized but unissued shares or other securities issued by the Trust or any series thereof and shareholders shall have no right to demand payment for their shares or any other rights of dissenting shareholders in a transaction that normally gives rise to such rights.

Amendments to Organizational Documents

The Fund’s Declaration may be amended by a vote of a majority of the outstanding shares or by an instrument in writing signed by a majority of the trustees with the consent of the majority of outstanding shares. The Board of Trustees may amend a Fund’s Declaration without the need for a shareholder vote, in order to change the name of the Fund, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision, to establish and distinguish separate and distinct funds and classes, or if the trustees deem it necessary to conform the Fund’s Declaration to the requirements of, or to reduce or eliminate the payment of taxes by the Fund or any series thereof, under applicable federal or state laws or regulations or the requirements of the IRS. The Fund’s By-Laws may be amended or repealed, or new Fund’s By-Laws may be adopted, by the vote of shareholders or a majority of that Fund’s Board of Trustees. However, the Fund’s By-Laws may not be amended, adopted or repealed by the trustees if there is a legal requirement for a vote of shareholders.

The DE Trust’s Declaration may be amended or restated at any time by a majority of the DE Trust’s Board of Trustees. Shareholders have the right to vote on any amendment that would affect their right to vote, to change the amendment provisions of the DE Trust’s Declaration or as required by the 1940 Act.  The DE Trust’s By-Laws may be amended, restated or repealed or new By-Laws may be adopted by a majority of the DE Trust’s Board of Trustees.

Inspection Rights

The Fund’s By-Laws provide that the records of the Fund shall be open for inspection by shareholders to the same extent as is permitted shareholders of a Massachusetts business corporation.

The DE Trust’s By-Laws provide that pursuant to the Delaware Act, the trustees of the DE Trust shall from time to time determine whether, and to what extent, and at what time and places, and under what conditions and regulations the accounts and books of the DE Trust shall be open for inspection of the shareholders.

Dissolution and Termination

The Fund’s Declaration provides that the Fund or any of its series may be terminated by the affirmative vote of a majority of the shareholders of the Fund or series, as applicable or by an instrument in writing signed by a majority of the trustees of the Fund and consented to by a majority of the shares. After termination of the Fund or any series and any final distribution to shareholders, the Board of Trustees must wind up the affairs of the Fund or series.

Under the DE Trust’s Declaration, the DE Trust, or one of its series or classes, may be dissolved by the Board of Trustees at any time by written notice to the DE Trust’s, series’ or class’ shareholders. The DE Trust’s Declaration provides that when the DE Trust or one of its series has dissolved, its Board of Trustees shall pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured. The DE Trust’s Declaration further provides that any remaining assets of the dissolved DE Trust or series shall be distributed to the shareholders of the DE Trust or series, as applicable, ratably according to the number of outstanding shares of the DE Trust or series held of record by the shareholders on the dissolution distribution date.

Derivative Actions

The Fund’s Declaration does not specifically address derivative actions.

Under the Delaware Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. The Delaware Act provides that a shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and (1) was a shareholder at the time of the transaction complained about, or (2) acquired the status of shareholder by operation of law or the DE Trust’s governing instrument from a person who was a shareholder at the time of the transaction.  Under the Delaware Act, a shareholder’s right to bring a derivative action may also be subject to additional standards and restrictions set forth in the DE Trust’s governing instrument. The DE Trust’s Declaration provides that a shareholder may bring a derivative action on behalf of the DE Trust only if holders of at least twenty percent of the outstanding shares of the DE Trust, or an affected series or class, join in bringing the suit and the shareholder first makes a pre-suit demand upon the Board of Trustees to bring the action, unless the pre-suit demand is excused. It provides that a pre-suit demand shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of the action, has a material personal financial interest in the action at issue. The DE Trust’s Declaration further provides that a trustee shall not be deemed to have a material personal financial interest in an action solely by virtue of receiving payment for serving on the Board of Trustees of the DE Trust or of one or more other investment companies with the same or an affiliated investment adviser or underwriter, the trustee was identified as a potential defendant or witness, the trustee approved the act being challenged or the trustee is a shareholder of the DE Trust.

APPENDIX D

FUNDAMENTAL INVESTMENT POLICIES
PROPOSED TO BE AMENDED OR ELIMINATED

Proposed Fundamental Investment Policies

1.
Borrowing.  The fund may not borrow money except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

2.
Senior Securities.  The fund may not issue senior securities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

3.
Underwriting.  The fund may not underwrite the securities of other issuers except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

4.
Real Estate or Commodities.  The fund may not purchase or sell real estate or commodities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

5.
Lending.  The fund may not make loans except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

6.
Concentration.  Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not purchase the securities of any issuer if, as a result of such purchase, the fund's investments would be concentrated in any particular industry or group of industries.

7.	Invest for Management or Control. The Fund may not invest in companies for the purpose of exercising control or management.

8.
Tax-Exempt Status.  The Fund will maintain its status as a tax-exempt fund consistent with (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Current Fundamental Investment Policies Proposed to be Amended or Eliminated

Current Fundamental Investment Policy	Proposal
Purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), if immediately after and as a result of such investment (a) with respect to 75% of CTEX's total assets, more than 5% of CTEX's total assets would be invested in securities of the issuer, or (b) CTEX would hold more than 10% of any class of securities or of the total securities of the issuer (for this purpose all indebtedness of an issuer shall be deemed a single class).

Eliminate
Enter into any repurchase agreement if, as a result, more than 10% of the value of CTEX's total assets would be subject to repurchase agreements maturing in more than seven days.	Eliminate
Buy or sell real estate (including real estate limited partnerships) in the ordinary course of its business; however, CTEX may invest in securities secured by real estate or interests therein.	Replace with policy 4 above.
Acquire securities subject to restrictions on disposition or securities for which there is no readily available market (including securities of foreign issuers not listed on any recognized foreign or domestic exchange), or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of CTEX's total assets.

Eliminate
Make loans to others, except for the purchase of debt securities, entering into repurchase agreements or making loans of portfolio securities.	Replace with policy 5 above.
Sell securities short, except to the extent that CTEX contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.	Eliminate
Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales of securities.	Eliminate
Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of CTEX's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes. In the event that the asset coverage for CTEX's borrowings falls below 300%, CTEX will reduce within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage.

Replace with policy 1 above.
Mortgage, pledge, or hypothecate its assets, except in an amount up to 5% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes.	Eliminate
Underwrite any issue of securities, except to the extent that the purchase of municipal securities directly from the issuer in accordance with CTEX's investment objective, policies and restrictions, and later resale, may be deemed to be an underwriting.

Replace with policy 3 above.
Invest in companies for the purpose of exercising control or management.	Remains the same.
Knowingly purchase securities of other managed investment companies, except in connection with a merger, consolidation, acquisition, or reorganization.	Eliminate
Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs.	Replace with policy 4 above.
Write, purchase or sell puts, calls, straddles, spreads or any combination thereof, except that this shall not prevent the purchase of municipal securities which have "put" or "stand-by commitment" features.

Eliminate
Purchase or retain the securities of any issuer, if, to the knowledge of CTEX, those individual officers and Board members of CTEX, its Investment Adviser, or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

Eliminate
Invest more than 5% of the value of CTEX's total assets in securities of any issuer with a record of less than three years continuous operation, including predecessors.	Eliminate
Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry.	Replace with policy 6 above.
Normally invest at least 80% of its assets in securities the income from which is exempt from federal income tax, or will invest its assets so that at least 80% of the income that the fund distributes is exempt from federal income tax.
Replace with policy 8 above.

FORM OF PROXY BALLOT

VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-241-6192
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date
this Proxy Card and
return in the
postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
333 South Hope Street
 55th Floor
Los Angeles, CA 90071
on June 15, 2009

Please detach at perforation before mailing.

[logo – American Funds®]

PROXY CARD

THE TAX-EXEMPT MONEY FUND OF AMERICA
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 15, 2009

The undersigned hereby acknowledges receipt of the Notice of Meeting of Shareholders and the accompanying Proxy Statement. The undersigned, revoking all previous proxies, hereby appoints Paul G. Haaga, Jr., Kristine M. Nishiyama, Kimberly S. Verdick and Ari M. Vinocor, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent and vote on behalf of the undersigned at the Special Meeting of Shareholders of The Cash Management Trust of America (the “Fund”) to be held at the offices of Capital Research and Management Company, 333 South Hope Street, 55th Floor, Los Angeles, California, on Monday, June 15, 2009 at 1:00 p.m., Pacific time, and any adjournments or postponements thereof on all matters coming before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder or, if no direction is indicated, "FOR" each trustee nominee in Proposal 1, "FOR" each of Proposals 2-5, and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Special Meeting of Shareholders.

VOTE VIA THE INTERNET:  www.proxy-direct.com
VOTE VIA THE TELEPHONE:  1-866-241-6192

Note:  Please sign exactly as your name(s) appear on this card.
Joint owners should each sign individually.  Corporate proxies should be signed in full corporate name by an authorized officer.
Fiduciaries should give full titles.

Signature

Signature of Joint Owners, if any

Date                                     CTX_20106_032009A

Important Notice Regarding the Availability of Proxy Materials for the American Funds
Special Meeting of Shareholders to Be Held on June 15, 2009.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/amf20106

IMPORTANT
Shareholders can help the Fund avoid the necessity and expense of sending follow-up letters by promptly signing and returning this Proxy.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.  THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND.  THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1 THROUGH 5.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK.  Example: ■

1.           Election of Directors:

								FOR	WITHHOLD	FOR
								ALL	ALL	ALL
										EXCEPT
01	Richard G. Capen, Jr.	02	Brenda S. Ellerin	03	James G. Ellis	04	Martin Fenton
05	Leonard R. Fuller	06	Paul G. Haaga, Jr	07	R. Clark Hooper	08	Laurel B. Mitchell
09	Richard G. Newman	10	Frank M. Sanchez	11	Steadman Upham			☐	☐	☐

To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominees number on the line provided below.

____________________________________________________________

	FOR	AGAINST	ABSTAIN
2.   To approve conversion of the Fund from a tax-exempt money market fund that seeks to preserve a net value of  $1.00 per share to a short-term tax-exempt bond fund with a net asset value per share that may fluctuate.
	☐	☐	☐

3.   To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Massachusetts business trust to a Delaware statutory trust with an exchange of 1 share of the new Delaware statutory trust for every 10 shares of the Massachusetts business trust.
	☐	☐	☐

4. To approve amending all of the following of the Fund’s fundamental investment policies:

(a) To amend the Fund’s fundamental investment policy regarding borrowing.	☐	☐	☐
(b) To amend the Fund’s fundamental investment policy regarding issuance of senior securities.	☐	☐	☐
(c) To amend the Fund’s fundamental investment policy regarding underwriting.	☐	☐	☐
(d) To amend the Fund’s fundamental investment policy regarding investments in real estate or commodities.	☐	☐	☐
(e) To amend the Fund’s fundamental investment policy regarding lending.	☐	☐	☐
(f) To amend the Fund’s fundamental investment policy regarding industry concentration.	☐	☐	☐
(g) To amend the Fund’s fundamental investment policy regarding investing in tax-exempt securities.	☐	☐	☐

5. To approve the elimination of certain of the Fund’s fundamental investment policies.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.

CTX_20106_032009A